Exhibit 1.1

PERFECT WORLD CO., LTD.

CLASS B ORDINARY SHARES, PAR VALUE US$0.0001 PER SHARE

in the form of American Depositary Shares

UNDERWRITING AGREEMENT

July [    ], 2007

July [25], 2007

Morgan Stanley & Co. International plc

25 Cabot Square, Canary Wharf

London, E14 4QA, United Kingdom

and

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, NY 10010-3629, U.S.A.

As Representatives of the several Underwriters

named in Schedule II hereto

Ladies and Gentlemen:

Perfect World Co., Ltd., an exempted company with limited liability incorporated under the laws of the Cayman Islands (the “Company”), proposes to issue and sell to the several Underwriters named in Schedule II hereto (the “Underwriters”), and certain shareholders of the Company named in Schedule I hereto (the “Selling Shareholders”) severally propose to sell to the Underwriters, an aggregate of 11,800,000 American Depositary Shares (the “Firm ADSs”), each representing five Class B ordinary shares of the Company, par value US$0.0001 per share, of which 9,000,000 American Depositary Shares are to be issued and sold by the Company and 2,800,000 American Depositary Shares are to be sold by the Selling Shareholders, each Selling Shareholder selling the amount set forth opposite such Selling Shareholder’s name in Schedule I hereto.

Perfect Human Holding Company Limited (“Perfect Human”) and SB Asia Investment Fund II L.P. (“SAIF”) severally propose to sell to the several Underwriters not more than an additional 1,770,000 American Depositary Shares (the “Additional ADSs”), each representing five Class B ordinary shares of the Company, par value US$0.0001 per share, if and to the extent that you, as representatives of the Underwriters (the “Representatives”), shall have determined to exercise, on behalf of the Underwriters, the right to purchase any Additional ADSs granted to the Underwriters in Section 3 hereof; each of Perfect Human and SAIF may sell up to the amount set forth opposite its name in Schedule I hereto. The Firm ADSs and the Additional ADSs are hereinafter collectively referred to as the “ADSs.” The Class B ordinary shares of the Company, par value US$0.0001 per share, are hereinafter referred to as the “Ordinary Shares.” The Ordinary Shares underlying the ADSs are hereinafter referred to as the “Shares.” The Company and the Selling Shareholders are hereinafter sometimes collectively referred to as the “Sellers.”

The Shares will be delivered in the form of ADSs. The ADSs are to be issued pursuant to a Deposit Agreement dated as of July [25], 2007 (the “Deposit Agreement”) among the Company, Deutsche Bank Trust Company Americas, as depositary (the “Depositary”), and the holders from time to time of the American Depositary Receipts (the “ADRs”) issued by the Depositary and evidencing the ADSs. Each ADS will initially represent the right to receive five Ordinary Shares deposited pursuant to the Deposit Agreement.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement, including a prospectus, relating to the Shares, and the Company and the Depositary have filed a registration statement relating to the ADSs. The registration statement relating to the Shares, as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement”; the prospectus in the form first used to confirm sales of ADSs (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus.” The registration statement relating to the ADSs, as amended at the time it becomes effective, is hereinafter referred to as the “ADS Registration Statement.” If the Company has filed abbreviated registration statements to register additional Ordinary Shares and additional ADSs pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statements”), then any reference herein to the terms “Registration Statement” and “ADS Registration Statement” shall be deemed to include the corresponding Rule 462 Registration Statement. The Company has filed, in accordance with Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a registration statement on Form 8-A to register the Shares and the ADSs (the “Exchange Act Registration Statement”).

For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act; “Time of Sale Prospectus” means the preliminary prospectus together with the free writing prospectuses, if any, each identified in Schedule III hereto; and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms “Registration Statement,” “ADS Registration Statement,” “Exchange Act Registration Statement,” “preliminary prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein.

Morgan Stanley & Co. International plc (“Morgan Stanley”) has agreed to reserve up to 944,000 ADSs to be purchased by the Underwriters under this Agreement for sale to the Company’s directors, officers, employees and business associates and other parties related to the Company (collectively, the “Participants”), as set forth in the Prospectus under the heading “Underwriting” (the “Directed Share Program”). The ADSs to be sold by the Underwriters and their affiliates pursuant to the Directed Share Program are referred to hereinafter as the “Directed ADSs”. Any Directed ADSs not orally confirmed for purchase by any Participant by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.

As used in this Agreement, the “Founder” shall mean Yufeng Chi, the founder, chairman and chief executive officer of the Company, who beneficially owns 31.02% of the issued and outstanding Class A ordinary shares, par value US$0.0001 per share, of the Company (the “Class A Ordinary Shares”) on an as-converted basis as of the date hereof.

1. Representations and Warranties of the Company and the Founder.

(A) The Company represents and warrants to and agrees with each of the Underwriters that:

(a) The filings of the Registration Statement, the Time of Sale Prospectus, the Prospectus, the ADS Registration Statement and the Exchange Act Registration Statement with the Commission have been duly authorized and approved by all necessary corporate action of the Company, and each of the Registration Statement, the ADS Registration Statement and the Exchange Act Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company.

(b) Each of the Registration Statement and the ADS Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the best knowledge of the Company after due inquiry, threatened by the Commission. The Exchange Act Registration Statement has become effective as provided in Section 12 of the Exchange Act.

(c) (i) Each of the Registration Statement and the ADS Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement, the ADS Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iii) the Time of Sale Prospectus does not, and at the time of each sale of the ADSs in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 5), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iv) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the ADS Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein.

(d) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

(e) All statistical or market-related data included in the Time of Sale Prospectus and the Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

(f) At the time of filing the Registration Statement and as of the date hereof, the Company was not and is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule III hereto, and electronic road shows, if any, furnished to the Representatives before first use, the Company has not prepared, used or referred to, and will not, without the Representatives’ prior consent, prepare, use or refer to, any free writing prospectus. The Company has satisfied and agrees that it will satisfy the conditions in Rule 433 under the Securities Act such that it is not required to file with the Commission any electronic road show.

(g) The Company has been duly incorporated, is validly existing as an exempted company with limited liability in good standing under the laws of the Cayman Islands, has the corporate power and authority to own, lease and operate its property and to conduct its business as described in the Time of Sale Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the condition, financial or otherwise, earnings, results of operations, business or prospects of the Company and the Subsidiaries (as defined below), taken as a whole (a “Material Adverse Effect”). The amended and restated memorandum and articles of association of the Company and all other constitutive documents of the Company comply with the requirements of applicable Cayman Islands laws and are in full force and effect. Complete and correct copies of all constitutive documents of the Company and all amendments thereto have been delivered to the Representatives; except as set forth in the exhibits to the Registration Statement, no change will be made to any such constitutive documents on or after the date of this Agreement through and including the Closing Date.

(h) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in each of the Time of Sale Prospectus and the Prospectus. As of the date hereof, the Company has authorized and outstanding capitalization as set forth in the sections of the Time of Sale Prospectus and the Prospectus under the headings “Capitalization” and “Description of Share Capital” and, as of the Closing Date, the Company shall have authorized and outstanding capitalization as set forth in the sections of the Time of Sale Prospectus and the Prospectus under the headings “Capitalization” and “Description of Share Capital” (subject, in each case, to the issuance of Ordinary Shares upon exercise of share options disclosed as outstanding in the Time of Sale Prospectus and the Prospectus and the grant of options under the Share Incentive Plan (the “Share Incentive Plan”) as described in the Time of Sale Prospectus and the Prospectus).

(i) All of the issued and outstanding shares of capital stock outstanding prior to the issuance of the Shares underlying the ADSs to be sold by the Company have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of any preemptive rights, resale rights, rights of first refusal or similar rights. Prior to the Closing Date, all outstanding Series A convertible preferred shares, par value US$0.0001 per share, of the Company shall have been converted into Class A Ordinary Shares in the manner described in the Time of Sale Prospectus and the Prospectus.

(j) The Company is a “foreign private issuer” within the meaning of Rule 405 under the Securities Act.

(k) The Company is not, and after giving effect to the offering and sale of the ADSs and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(l) The Company does not expect to be a passive foreign investment company for United States federal income tax purposes for its current taxable year ending December 31, 2007 or for the foreseeable future.

(m) The Company has no subsidiaries or controlled affiliates other than Beijing Perfect World Software Co., Ltd. (“PW Software”), a wholly foreign owned enterprise established under the laws of the People’s Republic of China (the “PRC”), and Beijing Perfect World Network Technology Co., Ltd., a limited liability company established under the laws of the PRC (“PW Network”; PW Software and PW Network shall be referred to hereinafter each as a “Subsidiary” and collectively as the “Subsidiaries”). Other than the equity interests in PW Software and the control over PW Network, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity.

(n) Each Subsidiary has been duly established, is validly existing as a company in good standing under the laws of the PRC, has the corporate power and authority to own, lease and operate its property and to conduct its business as described in the Time of Sale Prospectus and the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, singly or in the aggregate, have a Material Adverse Effect. The constitutive documents of each Subsidiary comply with the requirements of applicable laws of the PRC and are in full force and effect.

(o) All of the equity interests in PW Software have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims. All of the equity interests in PW Network have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly by Beijing Shiji Xiangshu Technology Co., Ltd. and Beijing Jiuzhou Tianyuan Investment Management Co., Ltd., free and clear of all liens, encumbrances, equities or claims.

(p) Except as set forth in the Time of Sale Prospectus, neither PW Software nor PW Network owns or leases properties or conducts any business outside of the PRC, or needs to be duly qualified as a foreign corporation for the transaction of business under the laws of any jurisdiction in which it is not now so qualified.

(q) The execution and delivery by each Subsidiary of, and the performance by such Subsidiary of its obligations under, each contract under the contractual arrangements described in the Time of Sale Prospectus and the Prospectus under the heading “Corporate History and Structure” and filed as Exhibits 10.6 through 10.11 to the Registration Statement to which it is a party and the consummation by such Subsidiary of the transactions contemplated therein will not: (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Subsidiary is a party or by which such Subsidiary is bound or to which any of the properties or assets of such Subsidiary is subject; (B) result in any violation of the provisions of the articles of association or business license of such Subsidiary; or (C) result in any violation of any laws, regulations, rules, orders, decrees, guidelines or notices of the PRC.

(r) Neither the Company nor any of the Subsidiaries is in breach or violation of any provision of applicable law or its respective constitutive documents, or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) any agreement or other instrument binding upon the Company or any Subsidiary that is material to the Company and the Subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Subsidiary.

(s) Since the date of the most recent audited financial statements of the Company included in the Time of Sale Prospectus, (i) there has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, results of operations, business or prospects of the Company and the Subsidiaries, taken as a whole, and (ii) neither the Company nor any Subsidiary has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Time of Sale Prospectus.

(t) There are no legal or governmental proceedings pending or, to the best knowledge of the Company after due inquiry, threatened to which the Company or any Subsidiary is a party or to which any of the properties of the Company or any Subsidiary is subject (i) other than proceedings disclosed in the Time of Sale Prospectus, and proceedings that would not have a Material Adverse Effect, or a material adverse effect on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by the Time of Sale Prospectus, or (ii) that are required to be described in the Registration Statement or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(u) No material labor dispute with the employees of the Company or any Subsidiary exists, except as described in the Time of Sale Prospectus, or, to the best knowledge of the Company after due inquiry, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a Material Adverse Effect.

(v) The Company and the Subsidiaries (i) are in compliance with any and all applicable foreign, United States federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

(w) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) that would, singly or in the aggregate, have a Material Adverse Effect.

(x) The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and the Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Time of Sale Prospectus, or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries, in each case except as described in the Time of Sale Prospectus.

(y) The Company and the Subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and neither the Company nor any of the Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(z) Except as disclosed in the Time of Sale Prospectus and the Prospectus, the Company and the Subsidiaries possess all adequate certificates, authorizations, licenses and permits issued by the appropriate PRC, U.S. federal, state or foreign regulatory authorities necessary to conduct their respective businesses; and neither the Company nor any Subsidiary is in violation of or in default under, or has received any notice of proceedings relating to the revocation or modification of, any such certificates, authorizations, licenses or permits which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(aa) Each of the Company and the Subsidiaries has full power, authority and legal right to enter into, execute, assume, deliver and perform its obligations under each of the contracts and agreements referred to or described in the Time of Sale Prospectus and the Prospectus or filed as an exhibit to the Registration Statement to which it is a party (the “Disclosed Contracts”), and has authorized, executed and delivered each of the Disclosed Contracts, and, assuming due authorization, execution and delivery by the other parties thereto, the Disclosed Contracts constitute valid, legal and binding obligations of the Company or such Subsidiary, enforceable against it in accordance with the terms thereof, subject, in each case as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. Neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the Disclosed Contracts, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the best knowledge of the Company after due inquiry, any other party to any such contract or agreement, except as disclosed in the Time of Sale Prospectus.

(bb) The Company and each Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as described in the Time of Sale Prospectus.

(cc) There are no material relationships or transactions between the Company or any Subsidiary on one hand and their respective 10% or greater shareholders, affiliates, directors or officers or any affiliates or members of the immediate families of such persons, on the other hand, that are not disclosed in the Time of Sale Prospectus.

(dd) Neither the Company nor any Subsidiary, nor, to the best knowledge of the Company after due inquiry, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(ee) Neither the Company nor any Subsidiary, nor, to the best knowledge of the Company after due inquiry, any director, officer, agent, employee or affiliate of the Company or any Subsidiary has violated, nor will the Company’s participation in the offering violate, anti-money laundering laws, including but not limited to applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, such as Title 18 U.S. Code section 1956 and 1957, the Patriot Act and the Bank Secrecy Act, and international anti-money laundering principals or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any executive order, directive or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder.

(ff) Neither the Company nor any of the Subsidiaries, nor, to the best knowledge of the Company after due inquiry, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the ADSs contemplated hereby, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(gg) All tax returns required to be filed by the Company or any of the Subsidiaries have been timely filed except for those tax returns the failure of which to file does not and would not be reasonably expected to have a Material Adverse Effect, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided or as would not be reasonably expected to, individually or in the aggregate, have a Material Adverse Effect. All local and national PRC governmental tax holidays, exemptions, waivers, financial subsidies, and other local and national PRC tax relief, concessions and preferential treatment enjoyed by the Company or any Subsidiary as described in the Time of Sale Prospectus and the Prospectus are valid, binding and enforceable and do not violate any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC.

(hh) Except as described in the Time of Sale Prospectus, no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company.

(ii) PricewaterhouseCoopers, whose report on the consolidated financial statements of the Company and the Subsidiaries is included in the Registration Statement, the Time of Sale Prospectus and the Prospectus, are independent registered public accountants as required by the Securities Act and by the rules of the Public Company Accounting Oversight Board.

(jj) The financial statements included in the Registration Statement, the Time of Sale Prospectus and the Prospectus, together with the related notes and schedules thereto, present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in shareholders’ equity of the Company for the periods specified and have been prepared in compliance as to form in all material respects with the applicable accounting requirements of the Securities Act and the related rules and regulations adopted by the Commission and in conformity with United States generally accepted accounting principles applied on a consistent basis during the periods involved; the other financial and statistical data contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Time of Sale Prospectus or the Prospectus that are not included as required; the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations) not described in the Registration Statement, the Time of Sale Prospectus and the Prospectus; and all disclosures contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.

(kk) The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Time of Sale Prospectus and the Prospectus accurately and fully describes (i) accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments, (ii) judgments and uncertainties affecting the application of critical accounting policies and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof. The Company’s directors and management have reviewed and agreed with the selection, application and disclosure of the Company’s critical accounting policies as described in the Time of Sale Prospectus and the Prospectus and have consulted with its independent accountants with regards to such disclosure.

(ll) The Time of Sale Prospectus and the Prospectus fairly and accurately describe all material trends, demands, commitments and events known to the Company, and uncertainties, and the potential effects thereof, that the Company believes would be materially affect its liquidity and are reasonably likely to occur.

(mm) The Company and each Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Time of Sale Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(nn) Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) the Company and the Subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction, (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and the Subsidiaries, except in each case as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, respectively.

(oo) This Agreement has been duly authorized, executed and delivered by the Company.

(pp) The Deposit Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(qq) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the Deposit Agreement will not contravene any provision of applicable law or the constitutive documents of the Company or any agreement or other instrument binding upon the Company or any Subsidiary that is material to the Company and the Subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement and the Deposit Agreement, except such as have been obtained or may be required by the securities or Blue Sky laws of the various states of the United States in connection with the offer and sale of the ADSs.

(rr) The choice of the laws of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of the Cayman Islands and the PRC and will be honored by courts in the Cayman Islands and the PRC. The Company has the power to submit, and pursuant to Section 17 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each New York Court (as defined in Section 17), and the Company has the power to designate, appoint and authorize, and pursuant to Section 17 of this Agreement, has legally, validly, effectively and irrevocably designated, appointed and authorized, the Authorized Agent (as defined in Section 17 hereof) for service of process, in each case, in any action arising out of or relating to this Agreement or the transactions contemplated hereby, and service of process effected on such Authorized Agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 17 hereof.

(ss) None of the Company, any Subsidiary or any of their respective properties, assets or revenues has any right of immunity, under the laws of the Cayman Islands, the PRC or the State of New York, from any legal action, suit or proceeding, the giving of any relief in any such legal action, suit or proceeding, set-off or counterclaim, the jurisdiction of any Cayman Islands, PRC, New York or United States federal court, service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the Deposit Agreement; and, to the extent that the Company, any Subsidiary or any of their respective properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, each of the Company and the Subsidiaries waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 17 of this Agreement.

(tt) Except as disclosed in the Time of Sale Prospectus, any final judgment for a fixed sum of money rendered by a New York Court having jurisdiction under its own domestic laws in respect of any suit, action or proceeding against the Company based upon this Agreement and the Deposit Agreement would be recognized and enforced by (A) Cayman Islands courts without re-examining the merits of the case under the common law doctrine of obligation; provided that (i) adequate service of process has been effected and the defendant has had a reasonable opportunity to be heard, (ii) such judgments or the enforcement thereof are not contrary to the law, public policy, security or sovereignty of the Cayman Islands, (iii) such judgments were not obtained by fraudulent means and do not conflict with any other valid judgment in the same matter between the same parties and (iv) an action between the same parties in the same matter is not pending in any Cayman Islands court at the time the lawsuit is instituted in the foreign court; and (B) PRC courts, subject to compliance with relevant civil procedural requirements under the PRC Civil Procedures Law. It is not necessary that this Agreement, the Deposit Agreement, the Time of Sale Prospectus, the Prospectus or any other document be filed or recorded with any court or other authority in the Cayman Islands or the PRC.

(uu) The Shares underlying the ADSs to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, will have been issued in compliance with all applicable securites laws, will be fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive rights, resale rights, rights of first refusal or similar rights. The Shares, when issued and delivered against payment therefor in accordance with the terms of this Agreement, will be free of any restriction upon the voting or transfer thereof pursuant to the Company’s constitutive documents or any agreement or other instrument to which the Company is a party.

(vv) The ADRs, when issued by the Depositary against the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, will be duly authorized, validly issued, fully paid and non-assessable, and the persons in whose names such ADRs are registered will be entitled to the rights of registered holders of ADRs specified therein and in the Deposit Agreement.

(ww) The ADSs have been approved for listing on the National Association of Securities Dealers Automated Quotation Global Market System (the “Nasdaq Global Market”), subject to official notice of issuance.

(xx) Except as described in the Time of Sale Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

(yy) Except as described in the Time of Sale Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any Ordinary Shares, Class A Ordinary Shares or shares of any other capital stock or other equity interests of the Company, and (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase or otherwise acquire any Ordinary Shares, Class A Ordinary Shares or shares of any other capital stock or other equity interests of the Company.

(zz) Except as described in the Time of Sale Prospectus and the Prospectus, the Company has not sold, issued or distributed any Ordinary Shares or Class A Ordinary Shares during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than Ordinary Shares issued pursuant to employee benefit plans, qualified share option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(aaa) Except as disclosed in the Time of Sale Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(bbb) Neither the Company nor any of the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the ADSs.

(ccc) Except as disclosed in the Time of Sale Prospectus, no transaction, stamp, capital or other issuance, registration, transaction, transfer or withholding taxes or duties are payable in the PRC and the Cayman Islands by or on behalf of the Underwriters to any PRC or Cayman Islands taxing authority in connection with (A) the issuance, sale and delivery of the Shares by the Company, the sale and delivery of the Shares by the Selling Shareholders, the issuance of the ADSs by the Depositary, and the delivery of the ADSs to or for the account of the Underwriters, (B) the purchase from the Company and the Selling Shareholders and the initial sale and delivery by the Underwriters of the ADSs to purchasers thereof, (C) the deposit of the Shares with the Depositary and the Custodian (as defined below) and the issuance and delivery of the ADRs evidencing the ADSs, or (D) the execution and delivery of this Agreement or the Deposit Agreement.

(ddd) Each of the Company and the Subsidiaries has taken all necessary steps to comply with, and to ensure compliance by all of the Company’s direct or indirect shareholders and option holders who are PRC residents with any applicable rules and regulations of the State Administration of Foreign Exchange of the PRC (the “SAFE Rules and Regulations”), including, without limitation, requiring each shareholder and option holder that is, or is directly or indirectly owned or controlled by, a PRC resident to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

(eee) (i) The Company is aware of, and has been advised as to, the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated on August 8, 2006 by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Administration of Taxation, the State Administration of Industry and Commerce, the China Securities Regulatory Commission (“CSRC”) and the State Administration of Foreign Exchange of the PRC (the “M&A Rules”), in particular the relevant provisions thereof that purport to require offshore special purpose vehicles controlled directly or indirectly by PRC-incorporated companies or PRC residents and established for the purpose of obtaining a stock exchange listing outside of the PRC to obtain the approval of the CSRC prior to the listing and trading of their securities on any stock exchange located outside of the PRC. The Company has received legal advice specifically with respect to the M&A Rules from its PRC counsel and the Company understands such legal advice. In addition, the Company has communicated such legal advice in full to each of its directors that signed the Registration Statement and each such director has confirmed that he or she understands such legal advice.

(ii) The issuance and sale of the Shares and the ADSs, the listing and trading of the ADSs on the Nasdaq Global Market and the consummation of the transactions contemplated by this Agreement, the Registration Statement, the Time of Sale Prospectus, the Prospectus, the Deposit Agreement, the Power of Attorney (as defined below) and the Custody Agreement (as defined below) are not and will not be, as of the date hereof and on the Closing Date, affected by the M&A Rules or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the M&A Rules, including the guidance and notices issued by the CSRC on September 8 and September 21, 2006 (together with the M&A Rules, the “M&A Rules and Related Clarifications”).

(iii) The M&A Rules and Related Clarifications do not require the Company to obtain the approval of the CSRC prior to the issuance and sale of the Shares or the ADSs, the listing and trading of the ADSs on the Nasdaq Global Market, or the consummation of the transactions contemplated by this Agreement, the Registration Statement, the Time of Sale Prospectus, the Prospectus, the Deposit Agreement, the Power of Attorney or the Custody Agreement.

(iv) The statements set forth in the Time of Sale Prospectus and the Prospectus under the headings “Risk Factors—Risks Related to Doing Business in China—If we are required to obtain the prior approval of the China Securities Regulatory Commission, or CSRC, of the listing and trading of our ADSs on the Nasdaq Global Market, this offering could be delayed until we obtain the approval,” when taken together with the statements under “PRC Government Regulation—New M&A Regulations and Overseas Listings,” are fair and accurate summaries of the matters described therein, and nothing has been omitted from such summaries that would make them misleading in any material respect.

(fff) The Time of Sale Prospectus and the Prospectus comply, and any amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Time of Sale Prospectus or the Prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program. The preceding sentence does not apply to statements in or omissions from any such document based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein.

(ggg) No consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained, is required in connection with the offering of the Directed ADSs in any jurisdiction where the Directed ADSs are being offered.

(hhh) The Company has not offered, or caused the Underwriters to offer, Shares or ADSs to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

(B) The Founder represents and warrants to and agrees with each of the Underwriters that:

(a) (i) Each of the Registration Statement and the ADS Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement, the ADS Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iii) the Time of Sale Prospectus does not, and at the time of each sale of the ADSs in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in

Section 5), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iv) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the ADS Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein.

(b) Except for the free writing prospectuses, if any, identified in Schedule III hereto, and electronic road shows, if any, furnished to the Representatives before first use, the Company has not prepared, used or referred to any free writing prospectus.

2. Representations and Warranties of the Selling Shareholders. Each Selling Shareholder, severally and not jointly, represents and warrants to and agrees with each of the Underwriters that:

(a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

(b) The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement, the Custody Agreement signed by such Selling Shareholder and the Company, as custodian (the “Custodian”), relating to the deposit of the Shares to be sold by such Selling Shareholder (the “Custody Agreement”), the Power of Attorney appointing certain individuals as such Selling Shareholder’s attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the “Power of Attorney”), the statement of election and questionnaire relating to the number of Shares such Selling Shareholder wishes to sell in the offering in the form of ADSs (the “Statement of Election and Questionnaire”) and the stock transfer form relating to the transfer of such Shares to be sold by such Selling Shareholder (the “Stock Transfer Form”) will not contravene any provision of applicable law, or the constitutive documents of such Selling Shareholder (if such Selling Shareholder is a corporation, partnership or other entity), or any agreement or other instrument binding upon such Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder; no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement, the Custody Agreement, the Power of Attorney, the Statement of Election and Questionnaire or the Stock Transfer Form of such Selling Shareholder, except such as have been obtained or may be required by the securities or Blue Sky laws of the various states of the United States in connection with the offer and sale of the ADSs.

(c) The Custody Agreement, the Power of Attorney, the Statement of Election and Questionnaire and the Stock Transfer Form have been duly authorized, executed and delivered by such Selling Shareholder and are valid and binding agreements of such Selling Shareholder enforceable in accordance with their terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(d) The Statement of Election and Questionnaire completed by such Selling Shareholder and submitted to the Company on or before July 11, 2007 does not and as of the Closing Date and the applicable Option Closing Date will not contain any untrue statement of material fact, nor does or will it omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(e) The Power of Attorney constitutes a valid instrument granting the attorney-in-fact named in such Power of Attorney the power and authority stated therein, and permits the attorneys-in-fact to bind such Selling Shareholder with respect to all matters granted, conferred and contemplated in such Power of Attorney, and such Power of Attorney has not been revoked, cancelled or terminated at any time.

(f) Such Selling Shareholder is not prompted by any information concerning the Company or the Subsidiaries which is not set forth in the Time of Sale Prospectus to sell its Shares pursuant to this Agreement.

(g) (i) The Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (ii) the Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact relating to such Selling Shareholder or omit to state a material fact required to be stated therein relating to such Selling Shareholder or necessary to make the statements therein relating to such Selling Shareholder not misleading, (iii) the Time of Sale Prospectus does not, and at the time of each sale of the ADSs in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 5), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact relating to such Selling Shareholder or omit to state a material fact necessary to make the statements therein relating to such Selling Shareholder, in the light of the circumstances under which they were made, not misleading, (iv) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact relating to such Selling Shareholder or omit to state a material fact necessary to make the statements therein relating to such Selling Shareholder, in the light of the circumstances under which they were made, not misleading and (v) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact relating to such Selling Shareholder or omit to state a material fact necessary to make the statements therein relating to such Selling Shareholder, in the light of the circumstances under which they were made, not misleading.

(h) Such Selling Shareholder has, and on the Closing Date will have, (i) valid title to the Shares underlying the ADSs to be sold by such Selling Shareholder free and clear of all security interests, claims, liens, equities or other encumbrances and (ii) the legal right and power, and all authorizations and approvals required by law, to enter into this Agreement, the Custody Agreement, the Power of Attorney, the Statement of Election and Questionnaire and the Stock Transfer Form and to sell, transfer and deliver the ADSs to be sold by such Selling Shareholder and to deposit with the Depositary the Shares underlying the ADSs to be sold by such Selling Shareholder.

(i) The Shares underlying the ADSs to be sold by such Selling Shareholder may be freely deposited by such Selling Shareholder with the Depositary or with the Custodian as agent for the Depositary in accordance with the Deposit Agreement against issuance of ADRs evidencing ADSs representing such Shares so deposited by such Selling Shareholder.

(j) Upon payment for the Shares to be sold by such Selling Shareholder under this Agreement and the crediting of such Shares to a securities account maintained by the Representatives at The Depository Trust Company (the “DTC”) or its nominee, the Underwriters will acquire a security entitlement (within the meaning of Section 8-501 of the Uniform Commercial Code (the “UCC”)) with respect to such Shares, and no action based on an “adverse claim” (as defined in UCC Section 8-102) may be asserted against the Underwriters with respect to such security entitlement if, at such time, the Underwriters do not have notice of any adverse claim within the meaning of UCC Section 8-105.

(k) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the ADSs.

(l) There are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against such Selling Shareholder or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(m) There are no affiliations or associations between any member of the NASD and such Selling Shareholder; none of the proceeds received by such Selling Shareholder from the sale of the ADSs to be sold by such Selling Shareholder pursuant to this Agreement will be paid to a member of the NASD or any affiliate of (or person “associated with,” as such terms are used in the rules of the NASD) such member.

(n) Pursuant to the Custody Agreement to which such Selling Shareholder is a party, certificates in negotiable form for the Shares underlying the ADSs to be sold by such Selling Shareholder pursuant to this Agreement have been placed in custody for the purpose of making delivery of such Shares in accordance with this Agreement; such Selling Shareholder agrees that (i) such Shares represented by such certificates are for the benefit of, and coupled with and subject to the interest of, the Custodian, the attorneys-in-fact of the Selling Shareholders, the Underwriters and the Company, (ii) the arrangements made by such Selling Shareholder for custody and for the appointment of the Custodian and the attorneys-in-fact of the Selling

Shareholders by such Selling Shareholder are irrevocable, and (iii) the obligations of such Selling Shareholder hereunder shall not be terminated by operation of law, whether by the death, disability or incapacity of such Selling Shareholder (or, if such Selling Shareholder is not an individual, the liquidation, dissolution, merger or consolidation of such Selling Shareholder) or the occurrence of any event (each, an “Event”); if an Event occurs before the delivery of the Shares hereunder, certificates for the Shares shall be delivered by the Custodian in accordance with the terms and conditions of the Power of Attorney to which such Selling Shareholder is a party, the Custody Agreement to which such Selling Shareholder is a party and this Agreement, and actions taken by the Custodian and the attorneys-in-fact of the Selling Shareholders pursuant to such Power of Attorney or such Custody Agreement shall be as valid as if such Event had not occurred, regardless of whether or not the Custodian or the attorneys-in-fact of the Selling Shareholders, or either of them, shall have received notice thereof.

(o) Except as disclosed in the Time of Sale Prospectus, no transaction, stamp, capital or other issuance, registration, transaction, transfer or withholding taxes or duties are payable by or on behalf of the Underwriters in connection with (A) the sale and delivery of the Shares represented by the ADSs by such Selling Shareholder, the issuance of the ADSs by the Depositary, and the delivery of such ADSs to or for the account of the Underwriters, (B) the purchase from such Selling Shareholder and the initial sale and delivery by the Underwriters of the ADSs to purchasers thereof, (C) the deposit by such Selling Shareholder of the Shares with the Depositary and the Custodian and the issuance and delivery of the ADRs evidencing the ADSs, or (D) the execution and delivery of this Agreement.

(p) Such Selling Shareholder has not distributed and will not distribute, prior to the later of the latest Option Closing Date and the completion of the Underwriters’ distribution of the ADSs, any offering material in connection with the offering and sale of the ADSs by the Selling Shareholders, including any free writing prospectus.

(q) Other than as disclosed in the Time of Sale Prospectus, such Selling Shareholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in this offering.

(r) Such Selling Shareholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchases any of the Shares that are to be sold by the Company or any other Selling Shareholder to the Underwriters pursuant to this Agreement; and such Selling Shareholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital shares, right, warrants, options or other securities from the Company, other than those described in the most recent preliminary prospectus.

(s) Neither such Selling Shareholder, nor, to the best knowledge of such Selling Shareholder after due inquiry, any director, officer, agent, employee or affiliate of such Selling Shareholder is currently subject to any U.S. sanctions administered by the OFAC; and such Selling Shareholder will not directly or indirectly use the proceeds of the offering of the ADSs contemplated hereby, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(t) Any certificate signed by any officer of such Selling Shareholder or the attorneys-in-fact for such Selling Shareholder under the Power of Attorney and delivered to the Representatives or counsel for the Underwriters as required or contemplated by this Agreement shall constitute a representation and warranty hereunder by such Selling Shareholder, as to matters covered thereby, to each Underwriter.

3. Agreements to Sell and Purchase. Each Seller, severally and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from such Seller, at a purchase price of US$[•] per ADS (the “Purchase Price”), the number of Firm ADSs (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the number of Firm ADSs to be sold by such Seller as the number of Firm ADSs set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm ADSs.

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, Perfect Human and SAIF agree to sell to the Underwriters the Additional ADSs, and the Underwriters shall have the right to purchase, severally and not jointly, up to 1,770,000 Additional ADSs at the Purchase Price. The Representatives may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional ADSs to be purchased by the Underwriters and the date on which such Additional ADSs are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm ADSs nor later than ten business days after the date of such notice. Additional ADSs may be purchased as provided in Section 5 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm ADSs. On each day, if any, that Additional ADSs are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional ADSs (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Additional ADSs to be purchased on such Option Closing Date as the number of Firm ADSs set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm ADSs.

The Company hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, for a period of 180 days after the date of the Prospectus, (a) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares or ADSs or any securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs; or (b) enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares or ADSs, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Ordinary Shares or ADSs or such other securities, in cash or otherwise; or (c) file any registration statement with the Commission relating to the offering of any Ordinary Shares or ADSs or any securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs; or (d) publicly disclose the intention to make any such offer, pledge, sale or disposition, or enter into any such transaction, swap, hedge or other arrangement, or file any such registration statement.

The restrictions contained in the preceding paragraph shall not apply to (a) the ADSs to be sold hereunder and the underlying Shares, (b) the issuance by the Company of Ordinary Shares or the grant of options to purchase Ordinary Shares under the Share Incentive Plan, or (c) the issuance by the Company of Ordinary Shares upon the exercise of an option or a warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing or which is otherwise described in the Time of Sale Prospectus and the Prospectus.

Each Selling Shareholder hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, for a period of 180 days after the date of the Prospectus, (a) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares or ADSs or any securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs; or (b) enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares or ADSs, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Ordinary Shares or ADSs or such other securities, in cash or otherwise; or (c) publicly disclose the intention to make any such offer, pledge, sale or disposition, or enter into any such transaction, swap, hedge or other arrangement.

The restrictions contained in the preceding paragraph shall not apply to transactions by a Selling Shareholder relating to Ordinary Shares, ADSs or other securities acquired in open market transactions after the completion of the offering of the ADSs hereunder, provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made in connection with subsequent sales of Ordinary Shares, ADSs or other securities acquired in such open market transactions during the 180-day restricted period. In addition, the restrictions contained in the preceding paragraph shall not apply to transfers of Ordinary Shares or ADSs by a Selling Shareholder to immediate family members of such Selling Shareholder, or trusts for the sole benefit of or entities wholly owned by such Selling Shareholder or her immediate family members, provided that the transferee shall agree in writing to be bound by such restrictions and such transfers shall not involve a disposition for value.

In addition, each Selling Shareholder agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, for a period of 180 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any Ordinary Shares or ADSs or any securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs.

Each Selling Shareholder agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of any Ordinary Shares or ADSs held by such Selling Shareholder except in compliance with the foregoing restrictions.

Notwithstanding the foregoing, if (a) during the last 17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Company shall promptly notify the Representatives of any earnings release, news or event that may give rise to an extension of the initial 180-day restricted period.

4. Terms of Public Offering. The Sellers are advised by the Representatives that the Underwriters propose to make a public offering of their respective portions of the ADSs as soon after the Registration Statement, the ADS Registration Statement, the Exchange Act Registration Statement and this Agreement have become effective as in the Representatives’ judgment is advisable. The Sellers are further advised by the Representatives that the ADSs are to be offered to the public initially at US$[•] per ADS (the “Public Offering Price”) and to certain dealers selected by the Representatives at a price that represents a concession not in excess of US$[•] per ADS under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of US$[•] per ADS, to any Underwriter or to certain other dealers.

5. Payment and Delivery. Payment for the Firm ADSs to be sold by each Seller shall be made to such Seller in federal or other funds immediately available in New York City against delivery of such Firm ADSs for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on July [31], 2007 or at such other time on the same or such other date, not later than August [7], 2007, as shall be designated in writing by the Representatives. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional ADSs to be sold by each Seller shall be made to such Seller in federal or other funds immediately available in New York City against delivery of such Additional ADSs for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 3 or at such other time on the same or on such other date, in any event not later than September [20], 2007, as shall be designated in writing by the Representatives.

The ADRs representing the Firm ADSs or the Additional ADSs shall be registered in such names and in such denominations as the Representatives shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. Such ADRs representing the Firm ADSs or the Additional ADSs shall be delivered to the Representatives on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the ADSs to the Underwriters duly paid, against payment of the Purchase Price therefor.

6. Conditions to the Underwriters’ Obligations. The obligations of the Sellers to sell the ADSs to the Underwriters and the several obligations of the Underwriters to purchase and pay for the ADSs on the Closing Date are subject to the condition that each of the Registration Statement, the ADS Registration Statement and the Exchange Act Registration Statement shall have become effective not later than [12:00 p.m.] (New York City time) on the date hereof.

The several obligations of the Underwriters are subject to the following further conditions:

(a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, results of operations, business, properties or prospects of the Company and the Subsidiaries, taken as a whole, other than as set forth in the Time of Sale Prospectus that, in the judgment of the Representatives, is material and adverse and that makes it, in the judgment of the Representatives, impracticable or inadvisable to market the ADSs on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b) Prior to and on the Closing Date, no stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement shall have been issued under the Securities Act and no proceedings for that purpose shall have been instituted or, to the best knowledge of any Selling Shareholder after due inquiry, the Company or the Representatives, shall be contemplated by the Commission.

(c) The representations and warranties of the Company and the Selling Shareholders contained in this Agreement and any certificates delivered pursuant to this Agreement shall be true and correct as of the Closing Date, and each of the Company and the Selling Shareholders shall have complied with all of the agreements, performed all of its obligations and satisfied all of the conditions hereunder on its part that are required to be complied with, performed or satisfied on or before the Closing Date.

(d) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 6(a) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

(e) The Underwriters shall have received on the Closing Date an opinion of Latham & Watkins LLP, United States counsel for the Company, dated the Closing Date, substantially in the form of Exhibit A hereto.

(f) The Underwriters shall have received on the Closing Date an opinion of Maples and Calder, Cayman Islands counsel for the Company, dated the Closing Date, substantially in the form of Exhibit B hereto.

(g) The Underwriters shall have received on the Closing Date an opinion of King & Wood, PRC counsel for the Company, dated the Closing Date, substantially in the form of Exhibit C hereto.

(h) The Underwriters shall have received on the Closing Date an opinion of Latham & Watkins LLP, United States counsel for the Selling Shareholders, dated the Closing Date, substantially in the form of Exhibit D hereto.

(i) The Underwriters shall have received on the Closing Date an opinion of local counsel for each Selling Shareholder dated the Closing Date, substantially in the form of Exhibit E hereto.

The opinions of Latham & Watkins LLP, Maples and Calder and King & Wood described in Sections 6(e), 6(f), 6(g) and 6(h) above and any opinions of counsel for any Selling Shareholder described in Sections 6(i) and 6(j) above shall be rendered to the Underwriters at the request of the Company or one or more of the Selling Shareholders, as the case may be, and shall so state therein.

(j) The Underwriters shall have received on the Closing Date an opinion of Cleary Gottlieb Steen & Hamilton LLP, United States counsel for the Underwriters, dated the Closing Date, in form and substance satisfactory to the Representatives.

(k) On or prior to the Launch Date, the Underwriters shall have received an opinion of Commerce & Finance Law Offices, PRC counsel for the Underwriters, dated the Launch Date, in form and substance satisfactory to the Representatives.

(l) The Underwriters shall have received on the Closing Date an opinion of Commerce & Finance Law Offices, PRC counsel for the Underwriters, dated the Closing Date, in form and substance satisfactory to the Representatives.

(m) The Underwriters shall have received on the Closing Date an opinion of White & Case LLP, counsel for the Depositary, dated the Closing Date, substantially in the form of Exhibit F hereto.

(n) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by the attorneys-in-fact for each Selling Shareholder under the Power of Attorney, to the effect that, as of the Closing Date, they have not been informed that: (i) the representations and warranties made by such Selling Shareholder herein are not true or correct as of the Closing Date; or (ii) such Selling Shareholder has not complied with any obligation or satisfied any condition which is required to be performed or satisfied on the part of such Selling Shareholder as of the Closing Date.

(o) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from PricewaterhouseCoopers, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(p) The “lock-up” agreements, each substantially in the form of Exhibit G hereto, between the Representatives and each of the Selling Shareholders, the Company’s directors and executive officers, the Company’s other existing shareholders and certain option holders of the Company, relating to sales and certain other dispositions of Ordinary Shares or ADSs or certain other securities, shall have been delivered to the Representatives on or before the date hereof and shall be in full force and effect on the Closing Date.

(q) The Company and the Depositary shall have executed and delivered the Deposit Agreement, and the Deposit Agreement shall be in full force and effect on the Closing Date. The Company and the Depositary shall have taken all action necessary to permit the deposit of the Shares and the issuance of the ADSs corresponding to such Shares in accordance with the Deposit Agreement.

(r) The Depositary shall have furnished or caused to be furnished to the Underwriters a certificate satisfactory to the Representatives of one of its authorized officers with respect to the deposit with it of the Shares represented by the ADSs against issuance of the ADRs evidencing the ADSs, the execution, issuance, countersignature and delivery of the ADRs evidencing the ADSs pursuant to the Deposit Agreement and such other matters related thereto as the Representatives may reasonably request.

(s) Each Selling Shareholder shall have delivered to the Underwriters a Power of Attorney, a Custody Agreement, a Statement of Election and Questionnaire and a Stock Transfer Form, in each case duly executed and in form and substance satisfactory to the Underwriters.

(t) The Representatives shall have received from the Custodian a United States Treasury Department Form W-9 or the applicable Form W-8 (or other applicable form or statement specified by the United States Treasury Department regulations in lieu thereof) properly completed and executed by each Selling Shareholder.

(u) The Company shall have furnished to the Representatives such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, the Time of Sale Prospectus and the Prospectus as of the Closing Date, as the Representatives may reasonably request.

(v) The NASD shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

(w) There shall not be any adverse legislative or regulatory developments related to the M&A Rules and Related Clarifications which in the sole judgment of the Representatives would make it inadvisable to proceed with the public offering or the delivery of the Shares and the ADSs on the terms and in the manner contemplated in this Agreement (including any such development that results in PRC counsel to the Company not being able to confirm, on the Closing Date, its opinion dated the Launch Date).

(x) The Company shall have entered into a side letter agreement with the Depositary, substantially in the form and substance set forth in Exhibit H hereto (the “Depositary Letter”), instructing the Depositary, for a period of 180 days after the date of the Prospectus, not to accept any deposit by the persons specified therein of any Ordinary Shares in the Company’s ADR facility or issue any new ADRs evidencing the ADSs to any such person subject to the exceptions stated in the Depositary Letter or further instructions by the Company.

The several obligations of the Underwriters to purchase Additional ADSs hereunder are subject to the delivery to the Representatives on the applicable Option Closing Date of such documents as the Representatives may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Shares underlying the Additional ADSs to be sold on such Option Closing Date and other matters related to the issuance of such Shares underlying the Additional ADSs.

If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Additional ADSs on the applicable Option Closing Date which is after the Closing Date, the obligations of the several Underwriters to purchase the relevant Additional ADSs, may be terminated by the Representatives by notice to the Company and the Selling Shareholders at any time at or prior to the Closing Date or such Option Closing Date, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 8 and except that Sections 1, 2, and 10 shall survive any such termination and remain in full force and effect.

Notwithstanding the immediately preceding paragraph, the Representatives may in their sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder.

7. Covenants of the Company and the Selling Shareholders.

(A) The Company covenants with each Underwriter as follows:

(a) To file the Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act.

(b) To furnish to the Representatives, without charge, five signed copies of each of the Registration Statement, the ADS Registration Statement and the Exchange Act Registration Statement (including in each case the exhibits thereto) and for delivery to each other Underwriter a conformed copy of each of the Registration Statement, the ADS Registration Statement and the Exchange Act Registration Statement (without exhibits thereto) and to furnish to the Representatives in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(A)(g) or 7(A)(h) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as the Representatives may reasonably request.

(c) Before amending or supplementing the Registration Statement, the ADS Registration Statement, the Exchange Act Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to the Representatives a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Representatives reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(d) To furnish to the Representatives a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Representatives reasonably object.

(e) Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(f) To advise the Representatives promptly and confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement, the ADS Registration Statement, the Exchange Act Registration Statement, any Time of Sale Prospectus, Prospectus or free writing prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement or the ADS Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible.

(g) If the Time of Sale Prospectus is being used to solicit offers to buy the ADSs at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(h) If, during such period after the first date of the public offering of the ADSs as in the opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which ADSs may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(i) To endeavor to qualify the Shares and the corresponding ADSs for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request.

(j) To make generally available to the Company’s security holders and to the Representatives as soon as practicable an earning statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(k) During the period when the Prospectus is required to be delivered under the Securities Act, to file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the rules and regulations of the Commission thereunder; during the five-year period after the date of this Agreement, to furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year; and to furnish to the Representatives (i) as soon as available, a copy of each report of the Company filed with or furnished to the Commission under the Exchange Act or mailed to shareholders, and (ii) from time to time, such other information concerning the Company as the Representatives may reasonably request. However, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and is timely filing reports with the Commission on its EDGAR reporting system, it is not required to furnish such reports or statements filed through EDGAR to the Underwriters.

(l) To apply the net proceeds to the Company from the sale of the ADSs in the manner set forth under the heading “Use of Proceeds” in the Time of Sale Prospectus and to file such reports with the Commission with respect to the sale of the ADSs and the application of the proceeds therefrom as may be required by Rule 463 under the Securities Act; not to use, and to cause the Subsidiaries not to use, the proceeds from the sale of the ADSs, directly or indirectly, for any purpose or activity that would cause the Company, the Underwriters or any purchaser of the ADSs to be in violation of the Trading with the Enemy Act, as amended, the International Emergency Economic Powers Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, or in connection with business, operations or contracts with any government or any person or entity that is subject to sanctions under any program administered by OFAC.

(m) Not to, and to cause the Subsidiaries not to, take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the ADSs.

(n) To use its best efforts to comply with, and to cause its directors and officers to comply with, the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

(o) To comply with all applicable securities and other laws, rules and regulations in each jurisdiction in which the Directed ADSs are offered in connection with the Directed Share Program.

(p) In connection with the Directed Share Program, to ensure that the Directed ADSs will be restricted to the extent required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement (it being understood that the Representatives will notify the Company as to which Participants will need to be so restricted); and to direct the transfer agent to place stop transfer restrictions upon such securities for such period of time.

(q) To pay all fees and disbursements of counsel (including non-U.S. counsel) incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program.

(r) To comply with the terms of the Deposit Agreement so that the ADRs evidencing the ADSs will be executed by the Depositary and delivered to each Underwriter’s participant account in DTC, pursuant to this Agreement on the Closing Date and the applicable Option Closing Date.

(s)(i) Not to attempt to avoid any judgment obtained by it or denied to it in a court of competent jurisdiction outside the Cayman Islands; (ii) following the consummation of the offering of the ADSs, to use its best efforts to obtain and maintain all approvals required in the Cayman Islands to pay and remit outside the Cayman Islands all dividends declared by the Company and payable on the Ordinary Shares; and (iii) to use its best efforts to obtain and maintain all approvals required in the Cayman Islands for the Company to acquire sufficient foreign exchange for the payment of dividends and all other relevant purposes.

(t) To comply with the SAFE Rules and Regulations, and to use its best efforts to cause its shareholders that are, or that are directly or indirectly owned or controlled by, Chinese residents or Chinese citizens, to comply with the SAFE Rules and Regulations applicable to them, including, without limitation, requesting each such shareholder to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

(u) To use its best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date or each Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Firm ADSs and the Additional ADSs.

(v) To cause each option holder of the Company who has not entered into a “lock-up” agreement contemplated in Section 6(q) to be subject to and comply with all of the restrictions set forth in such “lock-up” agreement, including (A) delivering notices with respect to such restrictions to all such option holders immediately upon closing of the offering and (B) including a legend with respect to such restrictions on the certificates evidencing the Ordinary Shares to be issued to any such option holder upon exercise of the options during the 180-day period after the date of the Prospectus; and to enter into the Depositary Letter with the Depositary, and not to release the Depositary from any of its obligations set forth in, or otherwise amend, terminate or fail to enforce, the Depositary Letter during the 180-day period after the date of the Prospectus.

(B) Each Selling Shareholder, in addition to its other agreements and obligations hereunder, severally and not jointly, covenants with each Underwriter as follows:

(a) Such Selling Shareholder will not prepare, or have prepared on its behalf, or use or refer to, any free writing prospectus, nor will it distribute any written materials in connection with the offer or sale of the ADSs.

(b) Such Selling Shareholder will not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(c) During the period when delivery of a Prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Securities Act) is required under the Securities Act, such Selling Shareholder will advise the Underwriters promptly, and will confirm such advice in writing to the Underwriters, of any change in the information relating to such Selling Shareholder in the Registration Statement, the Time of Sale Prospectus or the Prospectus.

(d) Such Selling Shareholder will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the ADSs.

(e) Such Selling Shareholder agrees to deliver to the Representatives prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-8 or Form W-9, as applicable (or other applicable form or statement specified by United States Treasury Department regulations in lieu thereof).

8. Expenses.

(a) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Sellers agree to pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including (i) all fees and expenses in connection with the preparation and filing of the Registration Statement (including financial statements and exhibits), the ADS Registration Statement, the Exchange Act Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus and any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) the fees, disbursements and expenses of the Company’s counsel and accountants and counsel(s) for the Selling Shareholders, (iii) all costs and expenses related to the transfer and delivery of the ADSs to the Underwriters, including any transfer or other taxes payable thereon, (iv) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the ADSs under state or foreign securities laws and all expenses in connection with the qualification of the Shares and the ADSs for offer and sale under state or foreign securities laws as provided in Section 7(A)(i) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (v) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the ADSs by the NASD, (vi) all costs and expenses incident to listing the ADSs on the Nasdaq Global Market and any registration thereof under the Exchange Act, (vii) the costs and expenses of qualifying the ADSs for inclusion in the book-entry settlement system of the Depository Trust Company, (viii) the cost of printing ADRs corresponding to the ADSs, (ix) the costs and charges of any transfer agent, registrar or depositary, (x) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the ADSs, including, without limitation, expenses associated with the preparation or dissemination of any electronic roadshow, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (xi) the document production charges and expenses associated with the printing and delivery of this Agreement, the agreement among Underwriters, any dealer agreements, any Powers of Attorney, any Custody Agreements, any closing documents (including compilations thereof) and such other documents as may be required in connection with the offering, issuance, sale, purchase and delivery of the ADSs, and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (xii) all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program and (xiii) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholders hereunder for which provision is not otherwise made in this Section. The Company hereby agrees with the Underwriters that it will pay any such amount not so paid by any Selling Shareholder. It is understood, however, that except as provided in this Section 8, Section 10 entitled “Indemnity and Contribution” and Section 11 entitled “Directed Share Program Indemnification”, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the ADSs by them and any advertising expenses connected with any offers they may make.

(b) The Sellers will indemnify and hold harmless the Underwriters against any documentary, stamp or similar issue tax, including any interest and penalties, on the creation, issue and sale of the Shares or the ADSs and on the execution and delivery of this Agreement. All payments to be made by the Sellers hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever (other than net income taxes and franchise taxes imposed in lieu of net income taxes by the PRC or the Cayman Islands as a result of activities other than the execution of this Agreement or the transactions contemplated by this Agreement, or by the jurisdiction under the laws of which the Underwriter is organized or has its principal place of business) unless the Sellers are compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Sellers shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

(c) The provisions of this Section shall not supersede or otherwise affect any agreement that the Sellers may otherwise have for the allocation of such expenses among themselves.

(d) Notwithstanding any other provision of this Agreement,

(A) if this Agreement is terminated by the Representatives in accordance with (i) the provisions of Section 6(a), 6(c), 6(d) or 6(n), or (ii) the provisions of any other subsection in Section 6 due to the Company’s or any Selling Shareholder’s willful act or gross negligence, the Sellers shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters; or

(B)(i) if this offering has been postponed indefinitely by the Company despite one or both of the Representatives’ willingness to proceed with this offering, or (ii) if the Company proceeds with this offering with managers other than the Representatives (provided that the Representatives have acted in good faith), the Company shall reimburse the Representatives for all their reasonable expenses that are properly documented in connection with the transactions contemplated hereunder, up to an aggregate amount of US$700,000, provided that the maximum amount reimburseable for the Representatives’ legal counsel’s fees shall be US$500,000, and the maximum amount reimburseable for the Representatives’ other out-of-pocket expenses (including those incurred in connection with the roadshow) shall be US$200,000.

9. Covenants of the Underwriters. Each Underwriter severally covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

10. Indemnity and Contribution. (a) The Company and the Founder, severally but not jointly, agree to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act (“Underwriter Entities”) from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, the Exchange Act Registration Statement or any

amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, provided that the liability of the Founder pursuant to this Section 10(a) shall not exceed the product of (i) the number of ADSs sold by the Founder hereunder and (ii) the Public Offering Price.

(b) The Selling Shareholders, severally but not jointly, agree to indemnify and hold harmless each Underwriter Entity from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact relating to such Selling Shareholder contained in the Registration Statement, the ADS Registration Statement, the Exchange Act Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein relating to such Selling Shareholder or necessary to make the statements therein relating to such Selling Shareholder not misleading; provided that the liability of each indemnifying Selling Shareholder pursuant to this Section 10(b) shall not exceed the product of (i) the number of ADSs sold by such indemnifying Selling Shareholder hereunder and (ii) the Public Offering Price.

(c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus or the Prospectus or any amendment or supplement thereto.

(d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 10(a), 10(b) or 10(c), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (1) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, (2) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (3) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Shareholders and all persons, if any, who control any Selling Shareholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by the Representatives. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholders and such control persons of any Selling Shareholders, such firm shall be designated in writing by the persons named as attorneys-in-fact for the Selling Shareholders under the Powers of Attorney. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (A) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (B) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(e) To the extent the indemnification provided for in Section 10(a), 10(b) or 10(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the ADSs or (ii) if the allocation provided by clause 10(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 10(e)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand in connection with the offering of the ADSs shall be deemed to be in the same respective proportions as the net proceeds from the offering of the ADSs (before deducting expenses) received by each Seller and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the ADSs. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 10 are several in proportion to the respective number of ADSs they have purchased hereunder, and not joint.

(f) The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 10(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 10(e) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the ADSs underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 10 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(g) The indemnity and contribution provisions contained in this Section 10 and the representations, warranties and other statements of the Company, the Founder and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, any Selling Shareholder or any person controlling any Selling Shareholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the ADSs.

11. Directed Share Program Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter Entity from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed ADSs that the Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of Underwriter Entities.

(b) In case any proceeding (including any governmental investigation) shall be instituted involving any Underwriter Entity in respect of which indemnity may be sought pursuant to Section 11(a), the Underwriter Entity seeking indemnity shall promptly notify the Company in writing and the Company, upon request of the Underwriter Entity, shall retain counsel reasonably satisfactory to the Underwriter Entity to represent the Underwriter Entity and any others the Company may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Underwriter Entity shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Underwriter Entity unless (i) the Company shall have agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Company and the Underwriter Entity and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not, in respect of the legal expenses of the Underwriter Entities in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriter Entities. Any such separate firm for the Underwriter Entities shall be designated in writing by the Representatives. The Company shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Company agrees to indemnify the Underwriter Entities from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Underwriter Entity shall have requested the Company to reimburse it for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the Company agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (A) such settlement is entered into more than 30 days after receipt by the Company of the aforesaid request and (B) the Company shall not have reimbursed the Underwriter Entity in accordance with such request prior to the date of such settlement. The Company shall not, without the prior written consent of the Representatives, effect any settlement of any pending or threatened proceeding in respect of which any Underwriter Entity is or could have been a party and indemnity could have been sought hereunder by such Underwriter Entity, unless such settlement includes an unconditional release of the Underwriter Entities from all liability on claims that are the subject matter of such proceeding.

(c) To the extent the indemnification provided for in Section 11(a) is unavailable to an Underwriter Entity or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the Company in lieu of indemnifying the Underwriter Entity thereunder, shall contribute to the amount paid or payable by the Underwriter Entity as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter Entities on the other hand from the offering of the Directed ADSs or (ii) if the allocation provided by clause 11(c)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 11(c)(i) above but also the relative fault of the Company on the one hand and of the Underwriter Entities on the other hand in connection with any statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter Entities on the other hand in connection with the offering of the Directed ADSs shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Directed ADSs (before deducting expenses) and the total underwriting discounts and commissions received by the Underwriter Entities for the Directed ADSs, bear to the aggregate Public Offering Price of the Directed ADSs. If the loss, claim, damage or liability is caused by an untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, the relative fault of the Company on the one hand and the Underwriter Entities on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement or the omission or alleged omission relates to information supplied by the Company or by the Underwriter Entities and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(d) The Company and the Underwriter Entities agree that it would not be just or equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriter Entities were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 11(c). The amount paid or payable by the Underwriter Entities as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by the Underwriter Entities in connection with investigating or defending any such action or claim.

Notwithstanding the provisions of this Section 11, no Underwriter Entity shall be required to contribute any amount in excess of the amount by which the total price at which the Directed ADSs distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter Entity has otherwise been required to pay. The remedies provided for in this Section 11 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(e) The indemnity and contribution provisions contained in this Section 11 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter Entity or the Company, its officers or directors or any person controlling the Company, or (iii) acceptance of and payment for any of the Directed ADSs.

12. Termination. The Underwriters may terminate this Agreement by notice given by the Representatives to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq Global Market or other relevant exchanges; (ii) trading of any securities of the Company shall have been suspended or materially limited on any exchange or in any over-the-counter market; (iii) a material disruption in securities settlement, payment or clearance services in the United States, the Cayman Islands, the PRC or other relevant jurisdiction shall have occurred; (iv) any moratorium on commercial banking activities shall have been declared by U.S. federal, New York State, Cayman Islands, PRC or other relevant foreign country authorities; or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets, currency exchange rates or controls or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in the Representatives’ judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the ADSs on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

13. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase ADSs that it has or they have agreed to purchase hereunder on such date, and the aggregate number of ADSs which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the ADSs to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm ADSs set forth opposite their respective names in Schedule II bears to the aggregate number of Firm ADSs set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the ADSs which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of ADSs that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 13 by an amount in excess of one-ninth of such number of ADSs without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm ADSs and the aggregate number of Firm ADSs with respect to which such default occurs is more than one-tenth of the aggregate number of Firm ADSs to be purchased hereunder, and arrangements satisfactory to the Representatives, the Company and the Selling Shareholders for the purchase of such Firm ADSs are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders. In any such case either the Representatives or the relevant Sellers shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional ADSs and the aggregate number of Additional ADSs with respect to which such default occurs is more than one-tenth of the aggregate number of Additional ADSs to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional ADSs to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional ADSs that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

14. Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the ADSs, represents the entire agreement between the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.

(b) The Company acknowledges that in connection with the offering of the ADSs: (i) the Underwriters have acted at arms length, are not agents of, and owe no fiduciary duties to, the Company or any other person, (ii) the Underwriters owe the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the ADSs.

15. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

16. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

17. Submission to Jurisdiction; Appointment of Agent for Service. Each Seller hereby irrevocably submits to the non-exclusive jurisdiction of the U.S. federal and state courts in the Borough of Manhattan in The City of New York (each, a “New York Court”) in any suit or proceeding arising out of or relating to this Agreement, the Deposit Agreement, the Time of Sale Prospectus, the Prospectus, the Registration Statement, the ADS Registration Statement, the

offering of the ADSs or any transactions contemplated hereby. Each Seller irrevocably and unconditionally waives any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement, the Deposit Agreement, the Time of Sale Prospectus, the Prospectus, the Registration Statement, the ADS Registration Statement, the offering of the ADSs or any transactions contemplated hereby in the New York Courts, and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum. Each Seller irrevocably appoints CT Corporation System, 111 Eighth Avenue, New York, NY 10011, the United States of America, as its authorized agent (the “Authorized Agent”) in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process in any manner permitted by applicable law upon such agent shall be deemed in every respect effective service of process in any manner permitted by applicable law upon the Company and the Selling Shareholders in any such suit or proceeding. Each Seller further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

18. Judgment Currency. The obligation of any Seller pursuant to this Agreement in respect of any sum due to any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Underwriter hereunder, the relevant Seller agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter hereunder, such Underwriter agrees to pay to the relevant Seller an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter hereunder.

19. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

20. Notices. All communications hereunder shall be in writing and effective only upon receipt, and (i) if to the Underwriters, shall be delivered, mailed or sent to (A) Morgan Stanley & Co. International plc at 25 Cabot Square, Canary Wharf, London, E14 4QA, United Kingdom, to the attention of Head of Capital Markets and (B) Credit Suisse Securities (USA) LLC at Eleven Madison Avenue, New York, NY 10010-3629, the United States of America, to the attention of Legal & Compliance Department; (ii) if to the Company, shall be delivered, mailed or sent to Perfect World Co., Ltd. at 8th Floor, Huakong Building, No.1 Shangdi East Road, Haidian District, Beijing 100085, People’s Republic of China, to the attention of Michael Yufeng Chi; and (iii) if to the Selling Shareholders, shall be delivered, mailed or sent to Perfect World Co., Ltd. at 8th Floor, Huakong Building, No.1 Shangdi East Road, Haidian District, Beijing 100085, People’s Republic of China, to the attention of Michael Yufeng Chi.

Very truly yours,

Perfect World Co., Ltd.

By:
Name:
Title:

Yufeng Chi

The Selling Shareholders named in Schedule I hereto, acting severally

By:
Attorney-in-Fact

Perfect Human Holding Company Limited

By:
Name:
Title:

SB Asia Investment Fund II L.P.

By:
Name:
Title:

Accepted as of the date hereof

Morgan Stanley & Co. International plc

Credit Suisse Securities (USA) LLC

Acting severally on behalf of themselves and the several Underwriters named in Schedule II hereto

Morgan Stanley & Co. International plc

By:
Name:
Title:

Credit Suisse Securities (USA) LLC

By:
Name:
Title:

SCHEDULE I

Selling Shareholders	Number of Firm ADSs To Be Sold
Prosperous World Company Limited	2,600,000

eTech Venture Inc.	100,000

Sharon Wei	100,000

Total:	2,800,000

If the Underwriters acquire any Additional ADSs, then the following parties shall also be deemed “Selling Shareholders”:

Selling Shareholders	Maximum Number of Additional ADSs To Be Sold
Perfect Human Holding Company Limited	1,240,000

SB Asia Investment Fund II L.P.	530,000

Total:	1,770,000

*	Any partial exercise of the over-allotment option shall be allocated prorata between Perfect Human and SAIF.

I-1

SCHEDULE II

Underwriters	Number of Firm ADSs To Be Purchased
Morgan Stanley & Co. International plc

Credit Suisse Securities (USA) LLC

Credit Suisse (Hong Kong) Limited

CIBC World Markets Corp.

Susquehanna Financial Group, LLLP

Total:

II-1

SCHEDULE III

Time of Sale Prospectus

1.	Preliminary prospectus issued on July 11, 2007.

2.	Free writing prospectus filed by the Company under Rule 433(d) of the Securities Act on July 23, 2007.

3.	[pricing information]

III-1

EXHIBIT A

Form of Opinion of Latham & Watkins LLP

to be delivered pursuant to Section 6(e)

Subject to conformation to final agreed upon opinions and subject to customary assumptions and qualifications:

1. The Underwriting Agreement has been duly executed and delivered by the Company in accordance with the laws of the State of New York.

2. The Deposit Agreement has been duly executed and delivered by the Company in accordance with the laws of the State of New York, and is the legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

3. Upon due issuance and delivery by the Depositary of ADRs evidencing ADSs against the deposit of the Ordinary Shares in respect thereof in accordance with the terms of the Deposit Agreement and payment therefor in accordance with the terms of the Underwriting Agreement, such ADRs will be duly and validly issued and will entitle the holders thereof to the rights specified therein and in the Deposit Agreement.

4. The execution and delivery of the Underwriting Agreement and the Deposit Agreement by the Company, the deposit of the Ordinary Shares with the Depositary against issuance of the ADSs, and the issuance and sale of the ADSs by the Company to the Underwriters pursuant to the Underwriting Agreement and the Deposit Agreement, do not:

(i) result in the breach of or a default under any of the Specified Agreements which are expressly governed by the laws of the State of New York and to which the Company or any of its consolidated subsidiaries is a party;

(ii) violate any United States federal or New York statute, rule or regulation applicable to the Company; or

(iii) require any consents, approvals, or authorizations to be obtained by the Company from, or any registrations, declarations or filings to be made by the Company with, any governmental authority under any United States federal or New York statute, rule or regulation applicable to the Company on or prior to the date hereof that have not been obtained or made.

5. The Registration Statements have become effective under the Act. With your consent, based solely on a telephonic confirmation by a member of the Staff of the Commission on [                ], 2007, no stop order suspending the effectiveness of the Registration Statements has been issued under the Act and no proceedings therefor have been initiated or are pending or contemplated by the Commission. The Prospectus has been filed in accordance with Rule 424 under the Act.

6. The F-1 Registration Statement, at [                ], 2007, including the information deemed to be a part thereof pursuant to Rule 430A under the Act, and the Prospectus, as of its date, each appeared on their face to be appropriately responsive in all material respects to the applicable form requirements for registration statements on Form F-1 under the Act and the rules and regulations of the Commission thereunder; it being understood, however, that such counsel expresses no view with respect to Regulation S-T or the financial statements, schedules, or other financial data, included in, or omitted from, the F-1 Registration Statement or the Prospectus; and the F-6 Registration Statement, at [                ], 2007, appeared on its face to be appropriately responsive in all material respects to the applicable form requirements for registration statements on Form F-6 under the Act and the rules and regulations of the Commission thereunder. For purposes of this paragraph, such counsel has assumed that the statements made in the Registration Statements and the Prospectus are correct and complete.

7. The statements in the Preliminary Prospectus and the Prospectus under the caption “Description of American Depositary Shares,” insofar as they purport to describe or summarize the terms of the ADSs and the Deposit Agreement, and under the caption “Shares Available for Future Sale,” insofar as they purport to describe or summarize certain provisions of the documents or U.S. federal laws referred to therein, are accurate descriptions or summaries in all material respects.

8. The Company is not, and immediately after giving effect to the offering and sale of the ADSs in accordance with the Underwriting Agreement and the application of the proceeds thereof as described in the Prospectus under the caption “Use of Proceeds” will not be, required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

9. Pursuant to Section 17 of the Underwriting Agreement and Section [•] of the Deposit Agreement, under the laws of the State of New York the Company has validly (a) chosen New York law to govern its rights and duties under the Underwriting Agreement and the Deposit Agreement, (b) submitted to the personal jurisdiction of state and federal courts located in the City and County of New York in connection with an action or proceeding arising out of or related to the Underwriting Agreement or the Deposit Agreement, (c) to the extent permitted by law, waived any objection to the venue of a proceeding in any such court, and (d) appointed CT Corporation System as its authorized agent for the purpose described in Section 17 of the Underwriting Agreement and Section [•] of the Deposit Agreement. Service of process in the manner set forth in Section 17 of the Underwriting Agreement and Section [•] of the Deposit Agreement will be effective to confer valid personal jurisdiction over the Company in connection with an action or proceeding arising out of or related to the Underwriting Agreement and the Deposit Agreement in any such court.

10. To the best of our knowledge, there are no contracts or documents of a character required to be described in the Registration Statements or the Prospectus or to be filed as exhibits to the Registration Statements that are not described or filed, it being understood, however, that such counsel expresses no view with respect to the financial statements, schedules or other financial data, included in, or omitted from, the Registration Statements or the Prospectus.

11. The statements in the [Preliminary Prospectus] and the Prospectus under the caption “Taxation—United States Federal Income Taxation,” insofar as such statements purport to constitute summaries of United States federal income tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

12. No facts came to such counsel’s attention that caused it to believe that:

•

either the F-1 Registration Statement, at the time it became effective on [……..], 2007, including the information deemed to be a part of the F-1 Registration Statement pursuant to Rule 430A under the Act, or the F-6 Registration Statement, at the time it became effective on [                ], 2007, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

•

the Preliminary Prospectus as of [    ] [p.m. / a.m.], New York time on [………], 2007 (together with the Specified IFWPs), when taken together with the Pricing Information Annex, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

•

the Prospectus, as of its date or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that such counsel expresses no belief with respect to the financial statements, schedules, or other financial data included in, or omitted from, the Registration Statements, the Preliminary Prospectus, the Specified IFWPs, the Pricing Information Annex or the Prospectus.

A-1

EXHIBIT B

Form of Opinion of Maple and Calder

to be delivered pursuant to Section 6(f)

Terms used but not otherwise defined in this exhibit shall have the same meanings assigned to them in the Underwriting Agreement.

(i) The Company has been duly incorporated as an exempted company with limited liability for an unlimited duration and is validly existing under the laws of the Cayman Islands, with full corporate power and authority to own its property and assets and to carry on its business in accordance with the Company’s Memorandum and Articles of Association and as described in the Time of Sale Prospectus and the Prospectus, and to execute, deliver and perform its obligations under the Underwriting Agreement, the Deposit Agreement, the Registration Statement, the ADS Registration Statement and the Exchange Act Registration Statement.

(ii) The Company is in good standing with the Registrar of Companies in the Cayman Islands.

(iii) The Company has the authorized and issued share capital as set forth under the caption “Actual” in the Section headed “Capitalization” in the Time of Sale Prospectus and the Prospectus, and, immediately after (A) the automatic conversion of all of the Company’s outstanding Series A convertible preferred shares, par value US$0.0001 per share (the “Preferred Shares”), into 80,000,000 Class A Ordinary Shares, and (B) the issuance and sale of the Firm ADSs, the Company will have the authorized and issued share capital as set forth under the caption “As Adjusted” therein. All of the issued share capital of the Company (including (i) the Ordinary Shares issued and delivered in accordance with the terms of the Underwriting Agreement and the Deposit Agreement and (ii) the Class A Ordinary Shares resulting from the automatic conversion of the Preferred Shares as described in the Time of Sale Prospectus and the Prospectus) have been or will be duly and validly authorized and issued, as fully paid and non-assessable, conform with the laws of the Cayman Islands, following conversion are free from any restriction on voting or transfer under the laws of the Cayman Islands and the Company’s Memorandum and Articles of Association, are not subject to any pre-emptive or similar rights under Cayman Islands laws or the Company’s Memorandum and Articles of Association, conform to the description thereof contained in the Time of Sale Prospectus and the Prospectus and will be registered in the Company’s register of members. When allotted, issued and paid for and registered in the register of members (shareholders), shares are considered to be legally issued and allotted, fully paid and non-assessable.

(iv) The execution and delivery of the Underwriting Agreement and the Deposit Agreement by the Company and the performance of its obligations thereunder and under the Registration Statement (including the issuance and sale of the ADSs, the filing of the Registration Statement, the ADS Registration Statement and the Exchange Act Registration Statement have been duly authorized and approved by all necessary corporate action of the Company, and the execution and delivery of the Underwriting Agreement and the Deposit

Agreement by the Company and the performance of its obligations thereunder do not violate, conflict with or result in a breach of any of the terms or provisions of the Company’s Memorandum and Articles of Association or any law, public rule or regulation applicable to the Company in the Cayman Islands currently in force and do not violate, conflict with or result in a breach of any existing order or decree of any governmental authority or agency or any official body in the Cayman Islands.

(v) Each of the Underwriting Agreement and the Deposit Agreement has been duly executed and delivered for and on behalf of the Company and constitute legal, valid and binding obligations of the Company enforceable in the Cayman Islands in accordance with its terms.

(vi) The Registration Statement, the ADS Registration Statement and the Exchange Act Registration Statement have been duly executed by and on behalf of the Company.

(vii) No authorizations, consents, orders, permissions or approvals are required from any governmental or judicial authorities or agencies or other official bodies in the Cayman Islands and no notice to or other filing with or action by any Cayman Islands governmental authority, judicial or regulatory body is required in connection with:

(a) the execution and delivery of the Underwriting Agreement and the Deposit Agreement;

(b) the performance of any obligation under the Underwriting Agreement and the Deposit Agreement; and

(c) the payment of any amount under the Underwriting Agreement and the Deposit Agreement.

(viii) It is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of the Underwriting Agreement or the Deposit Agreement that any document be filed, recorded or enrolled with any governmental department, agency or other authority in the Cayman Islands.

(ix) The statements in the Time of Sale Prospectus and the Prospectus under “Risk Factors,” “Dividend Policy,” “Enforceability of Civil Liabilities,” “Description of Share Capital” and “Taxation – Cayman Islands Taxation” and the statements in the Registration Statement under Part II, Item 6, insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, in each case to the extent, and only to the extent, governed by the laws of the Cayman Islands, fairly present the information and summarize the matters referred to therein.

(x) No stamp duties or other similar taxes or charges are payable under the laws of the Cayman Islands, or which under the present laws of the Cayman Islands could in the future become imposed, in respect of:

(a) the execution or delivery of the Underwriting Agreement and the Deposit Agreement or the performance by any of the parties of their respective obligations or enforcement of the Underwriting Agreement or the Deposit Agreement unless they are executed in or thereafter brought within the jurisdiction of the Cayman Islands (e.g. for the purposes of enforcement) in which case stamp duty of CI$[•] (US$[•]) for each of the Underwriting Agreement and the Deposit Agreement will be payable;

(b) the issuance and sale of the Ordinary Shares by the Company pursuant to the terms of the Underwriting Agreement;

(c) the entering of the Custodian as the registered holder of the Ordinary Shares;

(d) the issue to and deposit with the Custodian on behalf of the Depositary of the Ordinary Shares against the issuance of ADSs for the account of the Underwriters; or

(e) the sale and delivery outside of the Cayman Islands by the Underwriters of the ADSs to the initial purchasers thereof.

(xi) There are currently no taxes or other charges or deductions payable (by withholding or otherwise) to the Cayman Islands government or any taxing authority thereof on or by virtue of:

(a) the execution, delivery, performance or enforcement of the Underwriting Agreement and the Deposit Agreement;

(b) any payment of any nature to be made by the Company under the Underwriting Agreement and the Deposit Agreement;

(c) the issuance and sale of the Ordinary Shares by the Company; or

(d) the payment of dividends and other distributions declared and payable on the Ordinary Shares, and the payment of such dividends and other distributions by the Depositary or its nominee to holders of ADSs pursuant to the Deposit Agreement.

(xii) The Cayman Islands currently has no income, corporate or capital gains tax and no estate duty, inheritance tax or gift tax.

(xiii) The Company can sue and be sued in its own name under the laws of the Cayman Islands. The choices of the laws of New York to govern the Underwriting Agreement and the Deposit Agreement will be upheld as valid choices of law under the laws of the Cayman Islands and the courts of the Cayman Islands would uphold such choices of law in a suit on the Underwriting Agreement or the Deposit Agreement brought in the courts of the Cayman Islands, assuming it is so pleaded. An action against the Company in the Cayman Islands under the

Underwriting Agreement or the Deposit Agreement could be instituted in the Grand Court, which has jurisdiction over the Company, without first having to obtain a judgment in respect of the Underwriting Agreement or the Deposit Agreement in a court of New York or any other relevant jurisdiction. In the event of any proceedings being brought in the Cayman Islands courts in respect of a monetary obligation expressed to be payable in a currency other than Cayman Islands dollars, a Cayman Islands court would give judgment expressed as an order to pay such currency or its Cayman Islands dollar equivalent at the time of payment or enforcement of the judgment.

(xiv) The submission to the non-exclusive jurisdiction of any New York State or United States federal court sitting in the Borough of Manhattan, the City of New York, the appointment of CT Corporation System to accept service of process in such jurisdiction and the waiver by the Company of any objection to the venue of a proceeding in a New York Court, pursuant to the Underwriting Agreement and the Deposit Agreement, is legal, valid and binding on the Company.

(xv) No approvals are currently required from any governmental department, agency or other authority in the Cayman Islands in order for the Company to pay dividends declared by the Company to the holders of Ordinary Shares, including the Depositary.

(xvi) Although there is no statutory enforcement in the Cayman Islands of judgments obtained in New York, the courts of the Cayman Islands will recognize and enforce a judgment of a foreign court of competent jurisdiction in respect of any legal suit or proceeding arising out of or relating to the Underwriting Agreement or the Deposit Agreement without retrial on the merits based on the principle that a judgment of a competent foreign court imposes upon the judgment debtor an obligation to pay the sum for which judgment has been given provided that such judgment is final and conclusive, for a liquidated sum, not in respect of taxes or a fine or penalty, is not inconsistent with a Cayman Islands judgment in respect of the same matter, and was not obtained in a manner and is not of a kind the enforcement of which is contrary to the public policy of the Cayman Islands. A Cayman Islands court may stay proceedings if concurrent proceedings are being brought elsewhere. A foreign judgment may be final and conclusive even if subject to appeal. However, if appealable, a Cayman Islands court may stay enforcement until such appeal has been heard.

(xvii) Based solely on such counsel’s inspection of the Register of Writs and Other Originating process in the Grand Court of the Cayman Islands from the date of incorporation of the Company, there were no actions or petitions pending against the Company in the courts of the Cayman Islands as at close of business in the Cayman Islands on [•], 2007. A search at the Companies Registry in the Cayman Islands would not reveal any order or resolution for the winding up of the Company because under Cayman Islands laws the records kept by the Registrar of Companies are not documents of public record. The enquiries referred to above which such counsel has made at the Grand Court of the Cayman Islands have revealed no record of the presentation of any winding up petition in respect of the Company. Such counsel assumes that there has been no change in this position since the date on which the enquiries were made.

(xviii) There is no exchange control legislation under Cayman Islands laws and accordingly there are no exchange control regulations imposed under Cayman Islands laws.

(xix) The Company is not entitled to any immunity under the laws of the Cayman Islands whether characterized as sovereign immunity or otherwise for any legal proceedings in the Cayman Islands to enforce or to collect upon the Underwriting Agreement or the Deposit Agreement, and the Company is subject to civil and commercial law with respect to its obligations under the Underwriting Agreement and the Deposit Agreement, which obligations constitute private and commercial acts rather than governmental or public acts.

(xx) So far as the laws of the Cayman Islands are concerned, each of the Underwriting Agreement and the Deposit Agreement is in proper form under the laws of the Cayman Islands for the enforcement thereof against the Company.

(xxi) Such counsel has reviewed the register of members of the Company. As of the date hereof, there are no entries or notations indicating any third party interests, including any security interest, on the register of members of the Company.

(xxii) The Underwriters will not be treated as resident, domiciled or carrying on or transacting business or subject to taxation in the Cayman Islands or in violation of any law thereof solely by reason of the negotiation, preparation, execution or delivery of the Underwriting Agreement and the Deposit Agreement or the entering into of, the exercise of their rights, the performance of their obligations under or the enforcement of the Underwriting Agreement and the Deposit Agreement.

(xxiii) The Underwriters will not be required to be licensed, qualified or otherwise entitled to carry on business in the Cayman Islands in order to enforce their rights under, or as a consequence of the execution, delivery and performance of the Underwriting Agreement or the Deposit Agreement.

(xxiv) The summaries of the Memorandum and Articles of Association of the Company and of relevant provisions of the Cayman Islands Companies Law contained in the Time of Sale Prospectus and the Prospectus are true, accurate and complete in the context in which they appear.

(xxv) The form of certificate used to evidence the Ordinary Shares complies in all material respects with applicable statutory requirements of the Cayman Islands and the Company’s Memorandum and Articles of Association.

(xxvi) There are no restrictions under Cayman Islands laws that would prevent the Company from paying dividends to shareholders in U.S. dollars or any other currency, nor is it necessary under the laws of the Cayman Islands that any of the agreements or any document relating thereto be registered or recorded in any public office or elsewhere in the Cayman Islands in order for the Company to pay dividends to shareholders in U.S. dollars or any other currency.

EXHIBIT C

Form of Opinion of King & Wood

to be delivered pursuant to Section 6(h)

Terms used but not otherwise defined in this exhibit shall have the same meanings assigned to them in the Underwriting Agreement.

1.	PW Software has been duly organized and is validly existing as a wholly-foreign owned enterprise under the PRC laws. PW Software has been duly qualified as a foreign invested enterprise and is in compliance with all applicable PRC laws and regulations. The articles of association and other constitutive documents of PW Software and its business license comply with the requirements of applicable PRC laws and are in full force and effect. All of the equity interests in PW Software have been duly authorized and validly issued, are fully paid and non-assessable and are legally owned by the Company directly, and to the best of our knowledge after due inquiry, free and clear of all liens, charges, restrictions upon voting or transfer or any other encumbrances, equities or claims. PW Software has obtained all approvals, authorizations, consents and orders, and has made all filings that are required under the PRC laws, rules and regulations, for the ownership by the Company of its equity interests in PW Software. To the best of our knowledge after due inquiry, except as described in the Time of Sale Prospectus and the Prospectus, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, nor any agreements or other obligations to issue or other rights to convert any obligation into, any equity interest in PW Software.

2.	PW Network has been duly organized and is validly existing under the PRC laws. 66.7% and 33.3% of the equity interests in PW Network are owned by Beijing Shiji Xiangshu Technology Co., Ltd. and Beijing Jiuzhou Tianyuan Investment Management Co., Ltd. (collectively, the “Controlling Shareholders”), respectively. To the best of our knowledge after due inquiry, except for (i) the Amended and Restated Equity Pledge Agreement among PW Software, PW Network and the Controlling Shareholders, (ii) the Amended and Restated Call Option Agreement among PW Software, PW Network and the Controlling Shareholders (the “Call Option Agreement”), (iii) the Amended and Restated Business Operation Agreement among PW Software, PW Network and the Controlling Shareholders, and (iv) the Power of Attorney issued by the Controlling Shareholders, such equity interests are free and clear of all liens, encumbrances, security interest, mortgage, pledge, equities or claims or any third-party right. Each of the Controlling Shareholders has been duly organized and is validly existing under the PRC laws. The registered capital of PW Network has been fully paid. The articles of association and other constitutive documents of PW Network and its business license comply with the requirements of applicable PRC laws and are in full force and effect.

3.	To the best of our knowledge after due inquiry, each of PW Software and PW Network has full legal right, power and authority (corporate and other) to own, use, lease and operate its assets and to conduct its business as presently conducted and as described in the Time of Sale Prospectus and the Prospectus. Except as disclosed in the Time of Sale Prospectus and the Prospectus, each of PW Software and PW Network has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings (collectively, “Governmental Authorizations”) with, all governmental or regulatory agencies or courts in the PRC (“Governmental Agencies”) to own, lease, license and use its properties and assets and conduct its business in the manner described in the Time of Sale Prospectus and the Prospectus, and such Governmental Authorizations contain no materially burdensome restrictions or conditions not described in the Time of Sale Prospectus or the Prospectus. Such Governmental Authorizations are in full force and effect, and each of PW Software and PW Network is in compliance with the provisions of all such Governmental Authorizations. To the best of our knowledge after due inquiry, we have no reason to believe that any Governmental Agency is considering modifying, suspending or revoking any such Governmental Authorizations, or that any such Governmental Authorizations will not be renewed by the relevant Governmental Agency.

4.	The application of the net proceeds to be received by the Company from the offering as contemplated by the Time of Sale Prospectus and the Prospectus will not (A) contravene any provision of applicable PRC laws, rules or regulations, or the articles of association or other constitutive or organizational documents or business license of PW Software or PW Network; or (B) to the best of our knowledge after due inquiry, contravene the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which PW Software or PW Network is a party or by which it or any of its properties is bound, or any judgment, order or decree of any PRC Governmental Agency.

5.	Each of PW Software and PW Network has valid title to all of its properties and assets, in each case, to the best of our knowledge after due inquiry, free and clear of all liens, charges, encumbrances, equities, claims, defects, options or restrictions; each lease agreement to which PW Software or PW Network is a party is legally executed; the leasehold interests of each of PW Software and PW Network are fully protected by the terms of the lease agreements, which are valid, binding and enforceable in accordance with their respective terms under the PRC laws; and to the best of our knowledge after due inquiry, none of the Company, PW Software or PW Network owns, operates, manages or has any other right or interest in any other material real property of any kind in the PRC.

6.	To the best of our knowledge after due inquiry, there are no outstanding guarantees or contingent payment obligations of PW Software or PW Network in respect of indebtedness of third parties except as disclosed in the Time of Sale Prospectus and the Prospectus.

7.	To the best of our knowledge after due inquiry and except (in the case of (C) only) as disclosed in the Time of Sale Prospectus and the Prospectus, none of the Company, PW

Software or PW Network is in breach or violation of or in default under (A) its articles of association, business license or any other constitutive or organizational documents, (B) any indenture, mortgage, deed of trust, bank loan, credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument governed by the PRC law to which the Company, PW Software or PW Network is a party or by which any of them or any of their respective properties may be bound , or (C) any law, regulation or rule of the PRC, or any decree, judgment or order of any court in the PRC, applicable to the Company, PW Software or PW Network.

8.	To the best of our knowledge after due inquiry, there are no legal, governmental, administrative or arbitrative proceedings before or by any Governmental Agency pending or threatened against, or involving the properties or business of, the Company, PW Software or PW Network or to which any of the properties of the Company, PW Software or PW Network is subject.

9.	Except as disclosed in the Time of Sale Prospectus and the Prospectus, all dividends and other distributions declared and payable on the Company’s equity interests in PW Software in Renminbi may under the current laws and regulations of the PRC be payable in foreign currency and may be freely transferred out of the PRC, and such dividends will not be subject to withholding or other taxes under the laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC and may be paid without the necessity of obtaining any Government Authorization from any Governmental Agency in the PRC except for standard foreign exchange procedure.

10.	Each contract listed on Schedule I hereto (the “Material Contracts”) has been duly authorized, executed and delivered by PW Software or PW Network (as the case may be), and each of PW Software and PW Network has, to the extent applicable, taken all necessary corporate actions to authorize the performance thereof; each of PW Software and PW Network had the corporate power and capacity to enter into and to perform its obligations under such Material Contract; such Material Contract constitutes the legal, valid and binding obligation of the Company, PW Software or PW Network (as the case may be), enforceable against the Company, PW Software or PW Network (as the case may be) in accordance with its terms.

11.

Each of PW Software and PW Network possesses, or has the appropriate rights to use the same, as the case may be, the registered intellectual property as described in the Time of Sale Prospectus and the Prospectus. Each of PW Software and PW Network owns or possesses valid licenses in full force and effect or otherwise has the legal right to use, or can acquire on reasonable terms, all patents, patent rights, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by it in connection with the business currently operated by it in the PRC. To the best of our knowledge after due inquiry, neither PW Software nor PW Network has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing; neither PW Software nor PW Network is infringing, misappropriating or violating any intellectual property right of any third party in the PRC; and to the best of our knowledge after due inquiry, no legal or government proceedings, actions or claims have been asserted or are pending or threatened against PW Software or PW Network that relate to the intellectual property rights owned or used by PW Software or PW Network.

12.	The execution and delivery by the Company of, the performance by the Company of its obligations under, and the consummation of the transactions contemplated in, the Underwriting Agreement and the Deposit Agreement, and the conduct of the business and operations of the Company, PW Software and PW Network as described in the Registration Statement and in the Time of Sale Prospectus and the Prospectus, including the issue and sale of the ADSs and the Ordinary Shares under the Underwriting Agreement and the Deposit Agreement, and the compliance by the Company with all of the provisions of the Underwriting Agreement and the Deposit Agreement (A) to the best of our knowledge after due inquiry, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which PW Software or PW Network is a party or by which it or any of its properties or assets are bound, and do not and will not result in any violation of any order, rule or regulation of any Governmental Agency, (B) do not and will not result in any violation of the provisions of the articles of association, business licenses or any other constitutive documents of PW Software or PW Network, and (C) do not and will not result in any violation of any PRC law, statute or regulation.

13.	No Governmental Authorization from any PRC Governmental Agency is required for (A) the issue and sale of the ADSs and the Ordinary Shares at the Closing Date to be sold by the Company under the Underwriting Agreement and the Deposit Agreement, (B) the deposit of the Ordinary Shares represented by the ADSs with the Depositary or its nominee, and (C) the consummation by the Company and the Depositary of the transactions contemplated by the Underwriting Agreement and the Deposit Agreement, as applicable.

14.	There are no reporting obligations under the PRC law on non-PRC holders of the ADSs or the Ordinary Shares.

15.	As a matter of the PRC law, no holder of the ADSs or the Ordinary Shares who is not a PRC resident will be subject to any personal liability, or be subject to a requirement to be licensed or otherwise qualified to do business or be deemed domiciled or resident in the PRC, by virtue only of holding such ADSs or Ordinary Shares. There are no limitations under the PRC law on the rights of holders of the ADSs or the Ordinary Shares who are not PRC residents to hold, vote or transfer their securities, nor any statutory preemptive rights or transfer restrictions applicable to the ADSs or the Ordinary Shares.

16.

The statements set forth in the Time of Sale Prospectus and the Prospectus under the captions “Prospectus Summary,” “Risk Factors,” “Dividend Policy,” “Related Party Transactions,” “Corporate History and Structure,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Business,” “PRC Government Regulation” and “Enforceability of Civil Liabilities,” insofar as such statements describe or summarize PRC legal or regulatory matters, or documents, agreements or proceedings governed by the PRC law, are true and accurate, and fairly present or summarize the PRC legal and regulatory matters, documents, agreements or proceedings referred to therein; and such statements did not contain and will not contain an untrue statement of a material fact, and did not omit and will not omit to state any material fact necessary to make the statements, in light of the circumstances under which they were made, not misleading.

17.	Mr. Yufeng Chi has registered his overseas investment in Perfect Human Holding Company Limited and the Company, Mr. Furui Chen and Mr. Huan Su have registered their respective overseas investments in Prosperous World Company Limited and the Company, and Mr. Di He and Mr. Tongyan Wang have registered their respective overseas investments in the Company, in each case with the competent Governmental Agency in accordance with the SAFE Rules and Regulations. The establishment of the Company and the Company’s subsequent subscription of 100% equity interests in PW Software (the “Restructuring”) complied with all PRC laws, rules and regulations that are applicable to the Company and PRC Subsidiary, including the M&A Rules and Related Clarifications.

18.	All Governmental Authorizations required under the laws of the PRC in connection with the Restructuring have been unconditionally obtained in writing and are in full force and effect, and no such Governmental Authorization has been withdrawn or is subject to any condition precedent or subsequent which has not been fulfilled or performed.

19.	The Regulations on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors (the “M&A Rules”), which became effective on September 8, 2006 and were jointly promulgated by six PRC regulatory agencies, including the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Administration for Taxation, the State Administration for Industry and Commerce, the China Securities Regulatory Commission (the “CSRC”) and the State Administration of Foreign Exchange, provide that an offshore special purpose vehicle formed for purposes of overseas listing of equity interests in PRC companies and controlled directly or indirectly by PRC companies or individuals shall obtain the approval of the CSRC prior to the listing and trading of such special purpose vehicle’s securities on an overseas stock exchange. On September 21, 2006, the CSRC published on its official website procedures regarding its approval of overseas listings by special purpose vehicles (together with the M&A Rules, the “M&A Rules and Related Clarifications”). As of the date hereof, the CSRC has not issued any definitive rule or interpretation concerning whether offerings like the offering as contemplated by the Prospectus are subject to the new procedure provided in the M&A Rules and Related Clarifications. Given that the Company, PW Software and PW Network have completed their restructuring before September 8, 2006, the effective date of the M&A Rules, and that the Company was formed for the sole purpose of facilitating private equity investment, the Company is not required to submit an application to the CSRC for the approval of the issuance and sale of the ADSs and the Ordinary Shares, the listing and trading of the ADSs on the Nasdaq Global Market, or the consummation of the transactions contemplated by the Underwriting Agreement and the Deposit Agreement. None of the issuance and sale of the ADSs and the Ordinary Shares, the listing and trading of the ADSs on the Nasdaq Global Market and the consummation of the transactions contemplated by the Underwriting Agreement and the Deposit Agreement conflicts with or violates the M&A Rules and Related Clarifications.

20.	The ownership structure, business and operation models of each of PW Software and PW Network as set forth in the Time of Sale Prospectus and the Prospectus under the caption “Corporate History and Structure” comply with, and immediately after the Offering will comply with, all existing PRC laws and regulations.

21.

Each of PW Software and PW Network has the corporate power to enter into and perform its obligations under each contract under the contractual arrangements described in the Time of Sale Prospectus and the Prospectus under the caption “Corporate History and Structure” (the “Contract”) to which it is a party, has taken all necessary corporate action to authorize the execution, delivery and performance of, and has duly executed and delivered, each Contract to which it is a party; and each such Contract constitutes a valid and legally binding obligation of PW Software, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

22.	Each of the Controlling Shareholders has executed and delivered each Contract to which it is a party; and each such Contract constitutes a valid and legally binding obligation of each of the Controlling Shareholders, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

23.	The execution and delivery by each of PW Software and PW Network of, and the performance of its obligations under, each Contract to which it is a party and the consummation of the transactions contemplated therein will not: (A) to the best of our knowledge after due inquiry, conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument governed by the PRC laws to which it is a party or by which it or any of its properties or assets are bound; (B) result in any violation of any provision of its articles of association or other constituent documents or business license; or (C) result in any violation of any of the PRC laws.

24.	The execution and delivery by each Controlling Shareholder of, and the performance by each Controlling Shareholder of his obligations under, each Contract to which he is a party and the consummation of the transactions contemplated therein, will not result in any violation of any of the PRC laws.

25.	Each Contract is in proper legal form under the PRC law for the enforcement thereof against each of PW Software, PW Network and the Controlling Shareholders, as the case may be, in the PRC without further action by any of PW Software or PW Network or the Controlling Shareholders; and to ensure the legality, validity, enforceability or admissibility in evidence of each Contract in the PRC, all required filings and recordings in respect of such Contract with any Government Agency have been performed, and it is not necessary that any stamp or similar tax be paid on or in respect of any Contract.

26.	The obligations undertaken by and the rights granted by each party to each Contract are legally permissible under the PRC law. No Governmental Authorizations are required to be obtained for the performance by PW Software and PW Network of their obligations and the transactions contemplated under each Contract other than those already obtained; provided, however, that any exercise by PW Software of its rights under the Call Option Agreement will be subject to: (a) the approval of and/or registration with the Government Agencies in the PRC for the resulting equity transfer; and (b) the exercise price for equity transfer under the Contractual Arrangements must comply with relevant PRC laws, including the requirement that the exercise price for such equity transfer to reflect the appraised value at the time of exercise, as determined by an appraiser qualified to perform such appraisals.

27.	The submission of the Company to the non-exclusive jurisdiction of the New York courts, the waiver by the Company of any objection to the venue of a proceeding in a New York court, the waiver and agreement of the Company not to plead an inconvenient forum, and the agreement of the Company that the Underwriting Agreement and the Deposit Agreement be construed in accordance with and governed by the laws of the State of New York will be recognized by PRC courts; jurisdiction over the Company conferred by service of process effected in the manner set forth in the Underwriting Agreement and the Deposit Agreement will be effective to confer jurisdiction over the subsidiaries, assets and properties of the Company in the PRC, subject to compliance with relevant civil procedural requirements (which do not involve a re-examination of the merits of the claim) in the PRC; and any judgment obtained in a New York Court arising out of or in relation to the obligations of the Company under the Underwriting Agreement and the Deposit Agreement will be recognized by PRC courts, subject to compliance with relevant civil procedural requirements (which do not involve a re-examination of the merits of the claim) in the PRC.

28.	The indemnification and contribution provisions set forth in the Underwriting Agreement and the Deposit Agreement do not contravene the public policy or laws, rules and regulations of the PRC, and insofar as matters of PRC law are concerned, constitute the legal, valid and binding obligations of the Company, enforceable in accordance with the terms therein, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights. Each of the Underwriting Agreement and the Deposit Agreement is in proper legal form under PRC law for the enforcement thereof against the Company, subject to compliance with relevant civil procedural requirements; and to ensure the legality, validity, enforceability or admissibility in evidence of the Underwriting Agreement and the Deposit Agreement in the PRC, it is not necessary that any such document be filed or recorded with any court or other authority in PRC or that any stamp or similar tax be paid on or in respect of any such document.

29.	No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Company, PW Software, PW Network, any Underwriter or the Depositary to the PRC government or any political subdivision or taxing authority thereof or therein in connection with (A) the creation, issuance, sale and delivery of the ADSs and the Ordinary Shares, (B) the deposit with the Depositary of Ordinary Shares by the Company pursuant to the Deposit Agreement against issuances of the ADSs, (C) the sale and delivery by the Company of the ADSs to or for the accounts of the Underwriters in the manner contemplated in the Underwriting Agreement and the Deposit Agreement, (D) the execution, delivery and performance of the Underwriting Agreement and the Deposit Agreement by the Company, or (E) the sale and delivery by the Underwriters of the ADSs to the initial purchasers thereof in the manner contemplated in the Time of Sale Prospectus and the Prospectus.

30.

The entry into, and the performance or enforcement of the Underwriting Agreement and the Deposit Agreement in accordance with their respective terms will not subject any of the Underwriters or the Depositary to any requirement to be licensed or otherwise qualified to do business in the PRC, nor will any Underwriter or the Depositary be deemed to be resident, domiciled, carrying on business through an establishment or place in the PRC or in breach of any laws or regulations in the PRC by reason of entry into, performance or enforcement of the Underwriting Agreement and the Deposit Agreement.

31.	The Depositary will not (absent negligence, bad faith or breach of contract and general principle of agency) be subject to any potential liability under the PRC law for taking any action contemplated in the Deposit Agreement.

32.	Under the PRC law, none of the Company, PW Software or PW Network, or any of their respective properties, assets or revenues, are entitled to any right of immunity on the grounds of sovereignty or otherwise from any legal action, suit or proceeding, set-off or counterclaim, the jurisdiction of any court in the PRC, service of process, attachment prior to or in aid of execution of judgment, or other legal process or proceeding for the granting of any relief or the enforcement of any judgment.

33.	Although we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus (except for the statements referred to under the caption “Experts” in the Registration Statement to the extent they constitute matters of PRC law), we have no reason to believe that (A) the Registration Statement (except for the financial statements and other financial data included therein, as to which we make no statement) at the time of effectiveness contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Time of Sale Prospectus (except for the financial statements and other financial data included therein, as to which we make no statement) as of the time of sale (as such term is used in Rule 159 under the Securities Act) contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the Prospectus (except for the financial statements and other financial data included therein, as to which we make no statement) as of its date or as amended or supplemented, if applicable, as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

EXHIBIT D

Form of Opinion of U.S. Counsel for the Selling Shareholders

to be delivered pursuant to Section 6(i)

Subject to conformation to final agreed upon opinions and subject to customary assumptions and qualifications:

1. Each of the Custody Agreements and the Powers of Attorney has been duly executed and delivered by the Selling Shareholders in accordance with the laws of the State of New York.

2. Such counsel has assumed, with the underwriters consent, that (A) each Selling Shareholder has the capacity, power and authority, as applicable, to execute, deliver and perform the Powers of Attorney, the Custody Agreement and the Underwriting Agreement, (B) each Selling Shareholder, as applicable, has duly authorized the execution, delivery and performance of the Powers of Attorney, the Custody Agreement, and the Underwriting Agreement, (C) each Selling Shareholder has duly executed and delivered the Powers of Attorney and the Custody Agreement (other than with respect to the execution and delivery thereof under the laws of the State of New York), (D) the Powers of Attorney, the Custody Agreement, and the Underwriting Agreement constitute legally valid and binding obligations of the parties thereto other than the Selling Shareholders, and (E) the status of enforceability of the Powers of Attorney, the Custody Agreement, and the Underwriting Agreement is not affected by any (i) breach of, or defaults under, any agreement or instruments, (ii) violation of statutes, rules or regulations or court or governmental orders, or (iii) failures to obtain required consents, approvals or authorization from, or make required registration, declaration or filings with, governmental authorities provided that such counsel makes no such assumption to the extent such counsel has specifically opined as to such matters with respect to the Company and the Selling Shareholders. On the basis of such assumptions, each of the Powers of Attorney and the Custody Agreements constitutes a legally valid and binding obligation of such Selling Shareholder, enforceable against the Selling Shareholders in accordance with its terms.

3. The Underwriting Agreement has been duly executed and delivered by an Attorney-in-Fact under the Powers of Attorney on behalf of the Selling Shareholders in accordance with the laws of the State of New York.

4. The execution and delivery of the Custody Agreements and the Powers of Attorney by the Selling Shareholders do not, the execution and delivery of the Underwriting Agreement by an Attorney-in-Fact under the Powers of Attorney on behalf of the Selling Shareholders do not, and the deposit of the Ordinary Shares with the Depositary by the Selling Shareholders against issuance of the ADRs evidencing the ADSs and the sale of the ADSs by the Selling Shareholders to you and the other Underwriters pursuant to the Underwriting Agreement do not:

(i) violate any United States federal or New York statute, rule or regulation applicable to such Selling Shareholder;

(ii) require any consents, approvals, or authorizations to be obtained by such Selling Shareholder from, or any registrations, declarations or filings to be made by such Selling Shareholder with, any governmental authority under any United States federal or New York statute, rule or regulation applicable to such Selling Shareholder on or prior to the date hereof that have not been obtained or made;

(iii) result in the breach of or default under any of the agreements which are governed by the laws of the State of New York and to which any of the Selling Shareholders is a party or by which such Selling Shareholder is bound and which has been filed as an exhibit to the F-1 Registration Statement.

5. Pursuant to Section 17 of the Underwriting Agreement, under the laws of the State of New York each of the Selling Shareholders has validly (i) chosen New York law to govern its respective rights and duties under the Underwriting Agreement, (ii) submitted to the personal jurisdiction of state and federal courts located in the City and County of New York in connection with an action or proceeding arising out of or related to the Underwriting Agreement, (iii) to the extent permitted by law, waived any objection to the venue of a proceeding in any such court and (iv) appointed CT Corporation System as its initial authorized agent for the purpose described in Section 17 of the Underwriting Agreement. Service of process in the manner described in Section 17 of the Underwriting Agreement will be effective to confer valid personal jurisdiction over such Selling Shareholder in connection with an action or proceeding arising out of or related to the Underwriting Agreement in any such court.

6. Upon indication by book entry that the ADSs have been credited to a securities account maintained by the Representatives at the Depository Trust Company (“DTC”) and payment therefor in accordance with the Underwriting Agreement, the Representatives will acquire a securities entitlement on behalf of the several Underwriters with respect to the ADSs and, under the Uniform Commercial Code as in effect on the date hereof in the State of New York (the “NY UCC”), an action based on an adverse claim to such securities entitlement, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may not be asserted against the Representatives.

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EXHIBIT E

Form of Opinion of Local Counsel for Selling Shareholders

to be delivered pursuant to Section 6(j)

Terms used but not otherwise defined in this exhibit shall have the same meanings assigned to them in the Underwriting Agreement.

(i) Such Selling Shareholder is a company duly incorporated under its jurisdiction of incorporation or organization, in good standing and validly existing under the laws of its jurisdiction of incorporation or organization, and possesses the capacity to sue and be sued in its own name.

(ii) The execution, delivery and performance of the Underwriting Agreement, the Power of Attorney and the Custody Agreement, the consummation of the transactions contemplated in the Underwriting Agreement and in the Registration Statement and compliance by such Selling Shareholder with its obligations under the Underwriting Agreement have been duly authorized by all necessary action on the part of such Selling Shareholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the ADSs or any property or assets of such Selling Shareholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which such Selling Shareholder is a party or by which it may be bound, or to which any of the property or assets of such Selling Shareholder may be subject nor will such action result in any violation of the provisions of the charter or by-laws of such Selling Shareholder, if applicable, or any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over such Selling Shareholder or any of its properties.

(iii) Each Power of Attorney and Custody Agreement has been duly authorized, executed and delivered by such Selling Shareholder and constitutes the valid and binding agreement of such Selling Shareholder.

(iv) The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

(v) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency in such jurisdiction in connection with: (i) the creation, execution or delivery of the Underwriting Agreement, the Custody Agreement or the Power-of-Attorney by such Selling Shareholder; (ii) enforcement of the Underwriting Agreement, the Custody Agreement or the Power-of-Attorney against such Selling Shareholder; or (iii) the performance by such Selling Shareholder of its obligations under the Underwriting Agreement, the Custody Agreement or the Power-of-Attorney.

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(vi) No taxes, fees or charges (other than nominal stamp duty) are payable (either by direct assessment or withholding) to the government or other taxing authority in such jurisdiction under the laws of such jurisdiction in respect of: (i) the execution or delivery of the Underwriting Agreement, the Custody Agreement or the Power-of-Attorney; (ii)the enforcement of the Underwriting Agreement, the Custody Agreement or the Power-of-Attorney; (iii) the performance of the Underwriting Agreement, the Custody Agreement or the Power-of-Attorney; and (iv) payments made under, or pursuant to, the Underwriting Agreement, the Custody Agreement or the Power-of-Attorney. Such jurisdiction currently has no form of income, corporate or capital gains tax and no estate duty, inheritance tax or gift tax.

(vii) The courts of such jurisdiction will observe and give effect to the choices of New York law as the governing law of the Underwriting Agreement, the Custody Agreement and the Power-of-Attorney. The submission by such Selling Shareholder to the non-exclusive jurisdiction of the federal and state courts in New York City and the waiver of any objection to venue in the Underwriting Agreement and the Custody Agreement and the appointment of an agent to accept service of process in such jurisdiction are legal, valid and binding on such Selling Shareholder.

(viii) The Power-of-Attorney has been duly executed by such Selling Shareholder and constitutes the person therein named as the duly appointed attorney of such Selling Shareholder (the “Attorney-in-Fact”) with the powers and authorities therein specified and, in particular, permitting the Attorney-in-Fact to bind such Selling Shareholder named therein on the terms set out in the Power-of-Attorney.

(ix) Any final and conclusive monetary judgment obtained against such Selling Shareholder in the courts of New York in respect of the Underwriting Agreement or the Custody Agreement, for a definite sum, may be treated by the courts of such jurisdiction as a cause of action in itself so that no retrial of the issues would be necessary.

(x) It is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of the Underwriting Agreement, the Custody Agreement or the Power-of-Attorney that any document be filed, recorded or enrolled with any governmental authority or agency or any official body in such jurisdiction.

(xi) Such counsel’s search at the Company Registry did not reveal the existence of a lien, mortgage, charge or encumbrance.

(xii) Neither such Selling Shareholder nor its assets is entitled to any immunity under the law of such jurisdiction, whether characterized as sovereign immunity or otherwise, for any legal proceedings in such jurisdiction to enforce or collect upon the Underwriting Agreement, the Custody Agreement or the Power-of-Attorney.

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EXHIBIT F

Form of Opinion of Counsel for the Depositary

to be delivered pursuant to Section 6(n)

Terms used but not otherwise defined in this exhibit shall have the same meanings assigned to them in the Underwriting Agreement.

(i) The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes a valid and binding agreement of the Depositary enforceable against the Depositary in accordance with its terms, except as enforcement of it may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general application relating to or affecting creditors’ rights and by general principles of equity.

(ii) Upon execution and delivery by the Depositary of ADRs evidencing the ADSs against the deposit of the Shares in accordance with the provisions of the Deposit Agreement, the ADSs will be validly issued and will entitle the holders of the ADSs to the rights specified in those ADRs and in the Deposit Agreement.

(iii) The Depositary filed the ADS Registration Statement on Form F-6 under the 1933 Act, and the staff of the Commission has informed such counsel that the Commission declared the ADS Registration Statement effective and, to the best of such counsel’s knowledge, no stop order suspending the effectiveness of the ADS Registration Statement or any part thereof or any amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, and the ADS Registration Statement, and any amendments thereto as of their respective effective dates, complied as to form in all material respects with the requirements of the Securities Act and the rules and regulations thereunder.

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EXHIBIT G

Form of Lock-up Letter

Morgan Stanley & Co. International plc

25 Cabot Square

Canary Wharf, London E14 4QA

United Kingdom

and

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, NY 10010-3629

U.S.A.

As Representatives of the several Underwriters named in the Underwriting Agreement

                , 2007

Dear Ladies and Gentlemen:

The undersigned understands that Morgan Stanley & Co. International plc (“Morgan Stanley”) and Credit Suisse Securities (USA) LLC (“Credit Suisse”, and together with Morgan Stanley, the “Representatives”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Perfect World Co., Ltd., a Cayman Islands company (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters named therein (the “Underwriters”) of which Morgan Stanley and Credit Suisse act as representatives, of American Depositary Shares (the “ADSs”), each representing [        ] Class B ordinary share[s], par value US$0.0001 per share, of the Company (the “Ordinary Shares”).

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares or ADSs or any securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs or enter into a transaction which would have the same effect; (2) enter into any swap, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares or ADSs, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Ordinary Shares or

ADSs or such other securities, in cash or otherwise; or (3) publicly disclose the intention to make any such offer, pledge, sale or disposition, or enter into any such transaction, swap, hedge or other arrangement. The foregoing sentence shall not apply to transactions relating to Ordinary Shares, ADSs or other securities acquired in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended, shall be required or shall be voluntarily made in connection with subsequent sales of Ordinary Shares, ADSs or other securities acquired in such open market transactions. In addition, the foregoing sentence shall not apply to transfers of Ordinary Shares or ADSs by a Selling Shareholder to immediate family members of such Selling Shareholder, or trusts for the sole benefit of or entities wholly owned by such Selling Shareholder or her immediate family members, provided that the transferee shall agree in writing to be bound by such restrictions and such transfers shall not involve a disposition for value. In addition, the undersigned agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any Ordinary Shares or ADSs or any securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Ordinary Shares or ADSs except in compliance with the foregoing restrictions.

If:

(1) during the last 17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or

(2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of such restricted period;

the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

The undersigned shall not engage in any transaction that may be restricted by this agreement during the 34-day period beginning on the last day of the initial restricted period unless the undersigned requests and receives prior written confirmation from the Company or the Representatives that the restrictions imposed by this agreement have expired.

The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

Very truly yours,

(Name)

(Address)

EXHIBIT H

Form of Depositary Letter

July     , 2007

Deutsche Bank Trust Company Americas

60 Wall Street

New York, New York 10005

Ladies and Gentlemen:

Reference is made to the Deposit Agreement dated as of July , 2007 among Perfect World Co., Ltd. (the “Company”), Deutsche Bank Trust Company Americas, as depositary (the “Depositary”), and holders of the American Depositary Receipts (“ADRs”) issued thereunder (the “Deposit Agreement”). Any capitalized term used but not defined herein shall have the meaning ascribed to it in the Deposit Agreement.

Pursuant to the Deposit Agreement, the Company hereby instructs the Depositary, for a period beginning from July , 2007, which is the date of the prospectus in relation to the public offering of the ADSs, and continuing to and including the date 180 days thereafter (the “Lock-Up Period”), not to accept any deposit of any Shares in the Company’s ADR facility by, or issue any new ADRs evidencing the ADSs to, directly or indirectly, any shareholder whose name appears on the Company’s member register as of the date hereof and attached hereto as Exhibit A, any of the directors and executive officers of the Company as listed in Exhibit B, or any holder of outstanding options under the Company’s share incentive plan listed in Exhibit C hereto, except as further instructed by the Company. For avoidance of doubt, this Letter Agreement shall not affect the right of ADR holders to cancel their ADRs, withdraw the underlying Shares and/or re-deposit such Shares pursuant to General Instructions of Form F-6.

Notwithstanding the foregoing, if (A) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (B) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then in each case the Lock-Up Period imposed by this Letter Agreement shall be extended until the expiration of the 18-day period beginning on the date of the issuance of the earnings release or the occurrence of the material news or event, as applicable, unless the representatives of the underwriters waive, in writing, such an extension. In the event that the Lock-Up Period is extended pursuant to the foregoing, the Company shall further instruct the Depositary to extend the restrictions imposed by this Letter Agreement.

This agreement shall terminate upon the expiration of the Lock-Up Period, or upon any further instructions from the Company. This agreement shall not be amended without the prior written consent of the joint bookrunners for the Company’s initial public offering of ADSs consummated on the date hereof.

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(Signature Pages to Follow)

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Very truly yours,

Perfect World Co., Ltd.

By:
Name:	Michael Yufeng Chi
Title:	Chief Executive Officer

Acknowledged and agreed:

Deutsche Bank Trust Company Americas, as Depositary

By:
Name:
Title:

Deutsche Bank Trust Company Americas, as Depositary

By:
Name:
Title:

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